--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND
--------------------------------------------------------------------------------

     PREMIER SELECTIONS SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]

   Alan J. Blake
   [PHOTO]

   Giri Bogavelli
   Steven Craige




   [GRAPHIC] Premier Selections Series

 Semi-Annual Report . October 31, 2002

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND


      ALAN J. BLAKE

      Alan Blake has more than 25 years of securities business experience and has managed the Fund since its inception in 1999.

      Education: BS from Lehigh University, MS from the State University of New York.

      STEVEN CRAIGE, CFA

      Steven Craige, CFA, has more than 17 years of securities business experience.

      Education: B.A. from the University of Vermont.

      GIRI BOGAVELLI, CFA

      Giri Bogavelli, CFA, has more than 13 years of securities business experience.

      Education: B.A. from St. Stephen's College, Delhi, India, MA from Columbia University.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in approximately 40 large, established companies that the portfolio managers believe offer the potential for superior long-term growth.

      FUND FACTS

      FUND INCEPTION
      -----------------
      August 31, 1999

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      55 Years

                     CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SPSAX   SPSBX   SPSLX
--------------------------------------------
INCEPTION            8/31/99 8/31/99 8/31/99
--------------------------------------------

Average Annual Total Returns as of October 31, 2002*


                               Without Sales Charges/(1)/
                               Class A  Class B   Class L
----------------------------------------------------------
Six-Month+                     (30.37)% (30.59)%  (30.59)%
----------------------------------------------------------
One-Year                       (31.02)  (31.54)   (31.54)
----------------------------------------------------------
Since Inception++              (15.32)  (15.96)   (15.96)
----------------------------------------------------------

                                 With Sales Charges/(2)/
                               Class A  Class B  Class L
----------------------------------------------------------
Six-Month+                     (33.83)% (34.06)%  (31.94)%
----------------------------------------------------------
One-Year                       (34.48)  (34.96)   (32.93)
----------------------------------------------------------
Since Inception++              (16.68)  (16.49)   (16.24)
----------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is August 31, 1999.


What's Inside
Your Investment in the Smith Barney
  Premier Selections Large Cap Fund........................................... 1
Letter to Our Shareholders.................................................... 2
Fund at a Glance.............................................................. 4
Historical Performance........................................................ 5
Value of $10,000.............................................................. 7
Schedule of Investments....................................................... 8
Statement of Assets and Liabilities...........................................10
Statement of Operations.......................................................11
Statements of Changes in Net Assets...........................................12
Notes to Financial Statements.................................................13
Financial Highlights..........................................................17

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

     YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

Portfolio manager Alan Blake focuses on identifying high-quality, large-company growth stocks and portfolio managers Giri Bogavelli and Steven Craige focus on selecting established companies with compelling valuations. The result: a portfolio of 40 of their best stock ideas. Your investment in the Smith Barney Premier Selections Large Cap Fund ("Portfolio") represents an opportunity for you, the serious investor, to invest in what we believe are dynamic, large-cap growth and value companies -- many of which may be as dominant globally as they are domestically.

[GRAPHIC]
          Targeting Quality Companies
          Alan, Giri and Steven seek to identify large capitalization companies that they believe offer the strongest potential for substantial, long-term capital appreciation. They focus on the "best ideas" from their experienced growth and value teams, and manage them as a concentrated portfolio.

[GRAPHIC] Demonstrated Leadership in Both Growth and Value Disciplines
          Your investment in the Portfolio offers you the opportunity to participate in some of the major companies across the large capitalization spectrum: growth stocks -- companies that have exhibited faster-than-
          average gains in earnings -- and value stocks -- companies that are deemed to be undervalued by the market or out of favor with investors. Historically, the stock market has favored growth and value investment approaches at different times. An investment approach combining growth and value investment styles can be a prudent way to expand your large-cap stock opportunities over time.

[GRAPHIC] The "Best of the Best" -- the Premier Selections Series
          The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing our best investment ideas, managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith
          Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

          Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.
          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


 1 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

Enclosed is the semi-annual report for the Smith Barney Premier Selections Large Cap Fund ("Portfolio") for the period ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Funds, Inc. replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Overview
For the six months ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 30.37%. In comparison, the Russell 1000 Index/1/ returned negative 17.39% for the same period.

Portfolio Manager Market Overview
The recently ended third quarter of 2002 was the worst three-month period for equity markets, as represented by the S&P 500 Index,/2/ since the bear market began in March of 2000. We believe, however, it may mark the end of this phase of the bear market. If the late 1990's marked a period of irrational exuberance, where stocks detached from underlying fundamentals on the upside, we are now witnessing the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from fundamentals on the downside. When sentiment becomes this negative, equity liquidations peak, and the market appears to be falling across the board, we believe history would indicate that we are close to the end of a decline.

Portfolio Manager Portfolio Overview
The Portfolio was negatively impacted by continued weakness in the technology sector. Specifically, the Portfolio's positions in Intel Corp., Motorola, Inc. and Texas Instruments Inc. magnified the negative returns. However, as noted earlier, fundamentals and stock prices had detached and we feel we were able to increase positions at very favorable valuations. Financial stocks were a mixed blessing. Wells Fargo & Co. contributed positive returns but it was offset by weakness in the brokerage stock, Merrill Lynch & Co., Inc. We believe the brokerage stocks are proxies for the economy as a whole and expect recovery in these stocks will match our improved economic outlook for 2003. Pharmaceutical and consumer stocks, were also mixed; pockets of strength -- Wm. Wrigley Jr. Co. and The Gillette Co. -- were offset by pockets of weakness Merck & Co. Inc., The Coca-Cola Co. and Eli Lilly & Co.


--------
1 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


 2 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

Portfolio Manager Market Outlook
We believe the U.S. economy will strengthen in the fourth quarter -- monetary policy is extremely accommodative, mortgage refinancings are at record levels, and interest rates and inflation both remain low. Yet as bad as the news appears, we do not feel that corporate earnings are falling off a cliff. Although difficulties remain in certain areas (technology and telecommunications, most prominently), we believe the majority of businesses are slowly recovering. The wild card is consumer confidence, which is influenced by the daily headlines regarding corporate integrity and geopolitical issues cen- tered in the Middle East. It is our opinion that these concerns will slowly move to the back burner as they approach resolution and have a decreased effect on valuation.

In our opinion, this has been a very painful decline, on par with that of 1973-1974. However, it is creating values that have not been available in some time. A number of the blue-chip companies that we typically invest in are now trading at levels we have not seen in over ten years.

We remain convinced that a portfolio of leadership position companies, with balance sheet strength and strong managements should be a rewarding investment over the next cycle.

Thank you for your investment in the Smith Barney Premier Selections Large Cap Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken         /s/ Alan J. Blake
Chairman                  Vice President and
                          Investment Officer

/s/ Giri Bogavelli        /s/ Steve Craige
Vice President and        Vice President and
Investment Officer        Investment Officer

November 21, 2002

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 8 and 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.



 3 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

    SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Berkshire Hathaway Inc., Class A Shares........................... 5.8%
 2. Wells Fargo & Co.................................................. 4.5
 3. Freddie Mac....................................................... 4.4
 4. American Express Co............................................... 4.3
 5. The Coca-Cola Co.................................................. 4.2
 6. American International Group, Inc................................. 4.1
 7. Merrill Lynch & Co., Inc.......................................... 4.1
 8. The Gillette Co................................................... 3.8
 9. Philip Morris Cos. Inc............................................ 3.8
10. Pfizer Inc........................................................ 3.6

                           INDUSTRY DIVERSIFICATION*+

                                    [CHART]

Commercial Services               4.2%
Consumer Products and Services   10.7%
Energy                            4.7%
Entertainment and Leisure         5.0%
Financial Services               23.2%
Food and Beverage                 4.2%
Healthcare/Drugs                  9.1%
Insurance                        11.4%
Technology                        9.8%
Utilities                         4.0%
Other                            13.7%

                            INVESTMENT BREAKDOWN*++

                                    [CHART]

Common Stock  100.0%

* All information is as of October 31, 2002. Please note that the Portfolio's holdings and their weightings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.



 4 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
10/31/02               $ 9.55    $ 6.65     $0.00       $0.00         (30.37)%++
---------------------------------------------------------------------------------
4/30/02                 11.10      9.55      0.00        0.00         (13.96)
---------------------------------------------------------------------------------
4/30/01                 12.34     11.10      0.00        0.15          (8.93)
---------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40     12.34      0.00        0.00           8.25++
---------------------------------------------------------------------------------
Total                                       $0.00       $0.15
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
10/31/02               $ 9.35    $ 6.49     $0.00       $0.00         (30.59)%++
---------------------------------------------------------------------------------
4/30/02                 10.96      9.35      0.00        0.00         (14.69)
---------------------------------------------------------------------------------
4/30/01                 12.28     10.96      0.00        0.15          (9.63)
---------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40     12.28      0.00        0.00           7.72++
---------------------------------------------------------------------------------
Total                                       $0.00       $0.15
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions   Returns/(1)+/
---------------------------------------------------------------------------------
10/31/02               $ 9.35    $ 6.49     $0.00       $0.00         (30.59)%++
---------------------------------------------------------------------------------
4/30/02                 10.96      9.35      0.00        0.00         (14.69)
---------------------------------------------------------------------------------
4/30/01                 12.28     10.96      0.00        0.15          (9.63)
---------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40     12.28      0.00        0.00           7.72++
---------------------------------------------------------------------------------
Total                                       $0.00       $0.15
---------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


 5 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                                     Without Sales Charges/(1)/
                                                   ----------------------------
                                                   Class A    Class B  Class L
-------------------------------------------------------------------------------
Six Months Ended 10/31/02++                        (30.37)%   (30.59)% (30.59)%
-------------------------------------------------------------------------------
Year Ended 10/31/02                                (31.02)    (31.54)  (31.54)
-------------------------------------------------------------------------------
Inception* through 10/31/02                        (15.32)    (15.96)  (15.96)
-------------------------------------------------------------------------------
                                                     With Sales Charges/(2)/
                                                   ----------------------------
                                                   Class A    Class B  Class L
-------------------------------------------------------------------------------
Six Months Ended 10/31/02++                        (33.83)%   (34.06)% (31.94)%
-------------------------------------------------------------------------------
Year Ended 10/31/02                                (34.48)    (34.96)  (32.93)
-------------------------------------------------------------------------------
Inception* through 10/31/02                        (16.68)    (16.49)  (16.24)
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                    Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                        (40.94)%
------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                        (42.35)
------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                        (42.35)
------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
*    Inception date for Class A, B and L shares is August 31, 1999.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


 6 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Large Cap Fund vs. Russell 1000 Index+
--------------------------------------------------------------------------------
                          August 1999 -- October 2002

                                             [CHART]

              Smith Barney Premier  Smith Barney Premier   Smith Barney Premier
               Selections Large      Selections Large       Selections Large
                    Cap Fund -            Cap Fund -             Cap Fund -
                 Class A Shares        Class B Shares         Class L Shares     Russell 1000 Index
              --------------------  --------------------   --------------------  ------------------
Aug 31, 1999        $ 9,500               $10,000               $ 9,896               $10,000
Oct 1999              9,425                 9,904                 9,800                10,379
Apr 2000             10,283                10,772                10,660                11,388
Oct 2000             10,300                10,746                10,634                11,319
Apr 2001              9,365                 9,735                 9,634                 9,773
Oct 2001              8,133                 8,420                 8,333                 8,322
Apr 2002              8,057                 8,305                 8,218                 8,602
Oct 31, 2002          5,611                 5,651                 5,705                 7,106



+Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Russell 1000 Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 7 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            OCTOBER 31, 2002



SHARES                  SECURITY                    VALUE
-------------------------------------------------------------
COMMON STOCK -- 100.0%
Aerospace and Defense -- 2.2%
230,000 Honeywell International Inc.             $  5,506,200
-------------------------------------------------------------
Chemicals -- 2.5%
243,000 The Dow Chemical Co.                        6,315,570
-------------------------------------------------------------
Commercial Services -- 4.2%
490,000 Cendant Corp.*                              5,635,000
 90,200 Omnicom Group Inc.                          5,198,226
-------------------------------------------------------------
                                                   10,833,226
-------------------------------------------------------------
Consumer Products and Services -- 10.7%
326,100 The Gillette Co.                            9,743,868
234,000 Philip Morris Cos. Inc.                     9,535,500
150,500 Wm. Wrigley Jr. Co.                         7,941,885
-------------------------------------------------------------
                                                   27,221,253
-------------------------------------------------------------
Diversified/Conglomerate -- 3.3%
329,500 General Electric Co.                        8,319,875
-------------------------------------------------------------
Energy -- 4.7%
 44,600 ChevronTexaco Corp.                         3,016,298
345,000 Diamond Offshore Drilling, Inc.             7,210,500
 50,000 Exxon Mobil Corp.                           1,683,000
-------------------------------------------------------------
                                                   11,909,798
-------------------------------------------------------------
Entertainment and Leisure -- 5.0%
267,600 AOL Time Warner Inc.*                       3,947,100
530,600 The Walt Disney Co.                         8,861,020
-------------------------------------------------------------
                                                   12,808,120
-------------------------------------------------------------
Financial Services -- 23.2%
300,000 American Express Co.                       10,911,000
182,000 Freddie Mac                                11,207,560
435,000 J.P. Morgan Chase & Co.                     9,026,250
274,600 Merrill Lynch & Co., Inc.                  10,421,070
144,000 State Street Corp.                          5,957,280
227,000 Wells Fargo & Co.                          11,456,690
-------------------------------------------------------------
                                                   58,979,850
-------------------------------------------------------------
Food and Beverage -- 4.2%
230,800 The Coca-Cola Co.                          10,727,584
-------------------------------------------------------------
Healthcare/Drugs -- 9.1%
117,100 Eli Lilly & Co.                             6,499,050
138,900 Merck & Co. Inc.                            7,533,936
285,600 Pfizer Inc.                                 9,073,512
-------------------------------------------------------------
                                                   23,106,498
-------------------------------------------------------------
Insurance -- 11.4%
167,300 American International Group, Inc.         10,464,615
    200 Berkshire Hathaway Inc., Class A Shares*   14,838,000
105,500 CIGNA Corp.                                 3,812,770
-------------------------------------------------------------
                                                   29,115,385
-------------------------------------------------------------

                      See Notes to Financial Statements.


 8 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002



SHARES                                         SECURITY                                           VALUE
-----------------------------------------------------------------------------------------------------------
Metals/Mining -- 1.8%
107,000 Nucor Corp.                                                                            $  4,508,980
-----------------------------------------------------------------------------------------------------------
Retail -- 2.8%
 23,300 Amazon.com, Inc.                                                                            451,088
236,100 The Home Depot, Inc.                                                                      6,818,568
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,269,656
-----------------------------------------------------------------------------------------------------------
Technology -- 9.8%
176,300 Cisco Systems, Inc.*                                                                      1,971,034
200,000 Electronic Data Systems Corp.                                                             3,012,000
364,200 Intel Corp.                                                                               6,300,660
117,100 Microsoft Corp.*                                                                          6,261,337
277,900 Motorola, Inc.                                                                            2,548,343
303,700 Texas Instruments Inc.                                                                    4,816,682
-----------------------------------------------------------------------------------------------------------
                                                                                                 24,910,056
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 1.1%
216,000 AT&T Corp.                                                                                2,816,640
-----------------------------------------------------------------------------------------------------------
Utilities -- 4.0%
274,500 American Electric Power Co., Inc.                                                         7,038,180
390,000 El Paso Corp.                                                                             3,022,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,060,680
-----------------------------------------------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $371,046,665)                                                                  254,409,371
-----------------------------------------------------------------------------------------------------------
 FACE
AMOUNT                                         SECURITY                                           VALUE
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.0%
$75,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at maturity -- $75,004;
          (Fully collateralized by Federal Home Loan Mortgage Corp. Discount Notes and
          Federal National Mortgage Association Discount Notes, 0.000% due 1/29/03 to 4/30/03;
          Market value -- $76,500) (Cost -- $75,000)                                                 75,000
-----------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $371,121,665**)                                                               $254,484,371
-----------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.

9 Smith Barney Premier Selections Large Cap Fund  | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                OCTOBER 31, 2002

  ASSETS:
     Investments, at value (Cost -- $371,121,665)              $ 254,484,371
     Receivable for securities sold                                1,970,298
     Dividends and interest receivable                               187,182
     Receivable for Fund shares sold                                  74,459
  --------------------------------------------------------------------------
     Total Assets                                                256,716,310
  --------------------------------------------------------------------------
  LIABILITIES:
     Payable for Fund shares purchased                               717,069
     Management fee payable                                          159,289
     Distribution fees payable                                        80,838
     Payable to bank                                                   2,382
     Accrued expenses                                                244,697
  --------------------------------------------------------------------------
     Total Liabilities                                             1,204,275
  --------------------------------------------------------------------------
  Total Net Assets                                             $ 255,512,035
  --------------------------------------------------------------------------
  NET ASSETS:
     Par value of capital shares                               $      39,142
     Capital paid in excess of par value                         479,490,770
     Undistributed net investment income                              35,350
     Accumulated net realized loss from security transactions   (107,415,933)
     Net unrealized depreciation of investments                 (116,637,294)
  --------------------------------------------------------------------------
  Total Net Assets                                             $ 255,512,035
  --------------------------------------------------------------------------
  Shares Outstanding:
     Class A                                                       8,632,909
  ---------------------------------------------------------------------------
     Class B                                                      17,908,263
  ---------------------------------------------------------------------------
     Class L                                                      12,601,313
  ---------------------------------------------------------------------------
  Net Asset Value:
     Class A (and redemption price)                                    $6.65
  ---------------------------------------------------------------------------
     Class B *                                                         $6.49
  ---------------------------------------------------------------------------
     Class L **                                                        $6.49
  ---------------------------------------------------------------------------
  Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value
       per share)                                                      $7.00
  ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value
       per share)                                                      $6.56
  --------------------------------------------------------------------------
 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.

10 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED OCTOBER 31, 2002


INVESTMENT INCOME:
   Dividends                                                                      $   3,008,921
   Interest                                                                                 848
   Less: Interest expense                                                                (4,883)
---------------------------------------------------------------------------------------------
   Total Investment Income                                                            3,004,886
---------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                         1,364,016
   Management fee (Note 2)                                                            1,226,173
   Shareholder and system servicing fees                                                274,717
   Shareholder communications                                                            29,348
   Registration fees                                                                     21,971
   Custody                                                                               18,661
   Audit and legal                                                                       16,782
   Directors' fees                                                                       12,693
   Other                                                                                  5,175
---------------------------------------------------------------------------------------------
   Total Expenses                                                                     2,969,536
---------------------------------------------------------------------------------------------
Net Investment Income                                                                    35,350
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                            123,025,355
     Cost of securities sold                                                        211,633,011
---------------------------------------------------------------------------------------------
   Net Realized Loss                                                                (88,607,656)
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                                            (81,239,536)
     End of period                                                                 (116,637,294)
---------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                          (35,397,758)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                            (124,005,414)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                            $(123,970,064)
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended October 31, 2002 (unaudited) and the Year Ended April 30, 2002

                                                  October 31      April 30
  ---------------------------------------------------------------------------

  OPERATIONS:
     Net investment income (loss)               $      35,350  $  (1,277,288)
     Net realized loss                            (88,607,656)    (4,710,031)
     Increase in net unrealized depreciation      (35,397,758)   (76,133,654)
  --------------------------------------------------------------------------
     Decrease in Net Assets From Operations      (123,970,064)   (82,120,973)
  --------------------------------------------------------------------------

  FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares               2,826,685     17,558,705
     Net asset value of shares issued for
       reinvestment of dividends                           --             --
     Cost of shares reacquired                    (50,943,261)  (125,714,421)
  --------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share
       Transactions                               (48,116,576)  (108,155,716)
  --------------------------------------------------------------------------
  Decrease in Net Assets                         (172,086,640)  (190,276,689)

  NET ASSETS:
     Beginning of period                          427,598,675    617,875,364
  --------------------------------------------------------------------------
     End of period*                             $ 255,512,035  $ 427,598,675
  --------------------------------------------------------------------------
  * Includes undistributed net investment
    income of:                                        $35,350             --
  --------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney Premier Selections Large Cap Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $1,277,288 was reclassified to paid-in capital. Net investment loss, net realized loss and net assets were not affected by these changes; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder record-keeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended October 31, 2002, the Portfolio paid transfer agent fees of $168,066 to CTB.


13 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2002, SSB received brokerage commissions of $11,000.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2002, SSB and its affiliates received sales charges of approximately $12,000 and $6,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended October 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                       Class B      Class L
--------------------------------------------------------------------------------
CDSCs                                                 $974,000      $1,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2002, total Distribution Plan fees were as follows:

                                          Class A      Class B      Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                    $90,294     $744,490     $529,232
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                      $ 75,755,499
--------------------------------------------------------------------------------
Sales                                                           123,025,355
--------------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                 $   8,902,512
Gross unrealized depreciation                                  (125,539,806)
--------------------------------------------------------------------------------
Net unrealized depreciation                                   $(116,637,294)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed- upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


14 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2002, the Portfolio did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.


15 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

At October 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes approximately $18,808,000 of unused capital loss carryforwards available to offset capital gains expiring in April 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10.Capital Shares

At October 31, 2002, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                              Six Months Ended              Year Ended
                              October 31, 2002            April 30, 2001
                          ------------------------   ------------------------
                            Shares        Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold                  118,764   $    913,964     492,654  $  5,154,919
Shares issued on                  --
 reinvestment                                    --          --            --
Shares reacquired         (1,284,432)    (9,939,319) (2,637,031)  (26,789,824)
----------------------------------------------------------------------------
Net Decrease              (1,165,668)  $ (9,025,355) (2,144,377) $(21,634,905)
----------------------------------------------------------------------------
Class B
Shares sold                  141,107   $  1,066,688     558,206  $  5,695,733
Shares issued on                  --
 reinvestment                                    --          --            --
Shares reacquired         (3,009,649)   (22,584,135) (5,147,635)  (52,011,688)
----------------------------------------------------------------------------
Net Decrease              (2,868,542)  $(21,517,447) (4,589,429) $(46,315,955)
----------------------------------------------------------------------------
Class L
Shares sold                  110,853   $    846,033     659,682  $  6,708,053
Shares issued on                  --
 reinvestment                                    --          --            --
Shares reacquired         (2,441,325)   (18,419,807) (4,631,314)  (46,912,909)
----------------------------------------------------------------------------
Net Decrease              (2,330,472)  $(17,573,774) (3,971,632) $(40,204,856)
----------------------------------------------------------------------------

16 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                              2002/(1)(2)/    2002/(2)/    2001/(2)/      2000/(2)(3)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.55        $11.10       $12.34          $11.40

----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                          0.02          0.03         0.03            0.02
 Net realized and unrealized gain (loss)       (2.92)        (1.58)       (1.12)           0.92

----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.90)        (1.55)       (1.09)           0.94

----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                               --            --        (0.15)             --
 Capital                                          --            --        (0.00)*            --

----------------------------------------------------------------------------------------------------
Total Distributions                               --            --        (0.15)             --

----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $6.65        $ 9.55       $11.10          $12.34

----------------------------------------------------------------------------------------------------
Total Return                                  (30.37)%++    (13.96)%      (8.93)%          8.25%++

----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $57,424       $93,551     $132,618        $172,141

----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                          0.61%+        0.34%        0.27%           0.29%+
 Interest expense                               0.00*+          --           --              --
 Operating expenses                             1.23+         1.18         1.16            1.17+
 Total expenses                                 1.23+         1.18         1.16            1.17+

----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           23%           37%          10%             15%

----------------------------------------------------------------------------------------------------

Class B Shares                              2002/(1)(2)/    2002/(2)/    2001/(2)/      2000/(2)(3)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.35        $10.96       $12.28          $11.40

----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                           (0.01)        (0.04)       (0.06)          (0.04)
 Net realized and unrealized gain (loss)       (2.85)        (1.57)       (1.11)           0.92

----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.86)        (1.61)       (1.17)           0.88

----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                               --            --        (0.15)             --
 Capital                                          --            --        (0.00)*            --

----------------------------------------------------------------------------------------------------
Total Distributions                               --            --        (0.15)             --

----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $6.49        $ 9.35       $10.96          $12.28

----------------------------------------------------------------------------------------------------
Total Return                                  (30.59)%++    (14.69)%      (9.63)%          7.72%++

----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $116,273      $194,364     $278,048        $348,987

----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                           (0.14)%+      (0.41)%      (0.51)%         (0.48)%+
 Interest expense                               0.00*+          --           --              --
 Operating expenses                             1.98+         1.92         1.93            1.94+
 Total expenses                                 1.98+         1.92         1.93            1.94+

----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           23%           37%          10%             15%

----------------------------------------------------------------------------------------------------

(1)   For the six months ended October 31, 2002 (unaudited).
(2)   Per share amounts have been calculated using the average shares method.
(3)   For the period from August 31, 1999 (inception date) to April 30, 2000.
 *    Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.

17 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                            2002/(1)(2)/ 2002/(2)/  2001/(2)/    2000/(2)(3)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.35       $10.96     $12.28       $11.40
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.01)       (0.04)     (0.06)       (0.04)
 Net realized and unrealized gain (loss)     (2.85)       (1.57)     (1.11)        0.92
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.86)       (1.61)     (1.17)        0.88
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --           --      (0.15)          --
 Capital                                        --           --      (0.00)*         --
-------------------------------------------------------------------------------------------
Total Distributions                             --           --      (0.15)          --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.49       $ 9.35     $10.96       $12.28
-------------------------------------------------------------------------------------------
Total Return                                (30.59)%++   (14.69)%    (9.63)%       7.72%++
-------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $81,815     $139,684   $207,209     $262,750
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                         (0.15)%+     (0.41)%    (0.51)%      (0.48)%+
 Interest expense                             0.00*+         --         --           --
 Operating expenses                           1.98+        1.92       1.93         1.93+
 Total expenses                               1.98+        1.92       1.93         1.93+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%          37%        10%          15%
-------------------------------------------------------------------------------------------

(1)   For the six months ended October 31, 2002 (unaudited).
(2)   Per share amounts have been calculated using the average shares method.
(3)   For the period from August 31, 1999 (inception date) to April 30, 2000.
 *    Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


18 Smith Barney Premier Selections Large Cap Fund | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND


        DIRECTORS                    INVESTMENT MANAGER
        Paul R. Ades                 Smith Barney Fund Management LLC
        Herbert Barg
        Dwight B. Crane              DISTRIBUTORS
        R. Jay Gerken, Chairman      Salomon Smith Barney Inc.
        Frank Hubbard                PFS Distributors, Inc.
        Jerome Miller
        Ken Miller                   CUSTODIAN
                                     State Street Bank and
        OFFICERS                       Trust Company
        R. Jay Gerken
        President and                TRANSFER AGENT
        Chief Executive Officer      Citicorp Trust Bank, fsb.
                                     125 Broad Street, 11th Floor
        Lewis E. Daidone             New York, New York 10004
        Senior Vice President and
        Chief Administrative Officer SUB-TRANSFER AGENTS
                                     PFPC Global Fund Services
        Richard L. Peteka            P.O. Box 9699
        Chief Financial Officer      Providence, Rhode Island
        and Treasurer                02940-9699

        Alan J. Blake                Primerica Shareholder Services
        Vice President and           P.O. Box 9662
        Investment Officer           Providence, Rhode Island
                                     02940-9662
        Giri Bogavelli, CFA
        Vice President and
        Investment Officer

        Steven Craige, CFA
        Vice President and
        Investment Officer

        Kaprel Ozsolak
        Controller

        Christina T. Sydor
        Secretary

   Smith Barney Premier Selections Large Cap Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Funds, Inc. -- Smith Barney Premier Selections Large Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 Salomon Smith Barney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01760 12/02                                                           02-4143

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

     PREMIER SELECTIONS SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./SM/


       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]


               ALAN BLAKE, LARRY
               WEISSMAN, TIM WOODS
               Portfolio Managers

   [GRAPHIC]

         Premier Selections Series

 Semi-Annual Report . October 31, 2002

 SMITH BARNEY PREMIER
 SELECTIONS ALL CAP GROWTH FUND

      ALAN J. BLAKE

      Alan Blake has more than 25 years of securities business experience and has managed the Portfolio since its inception in 2000.
      Education: BS from Lehigh University, MS from the State University of New York.

      LAWRENCE B. WEISSMAN, CFA

      Larry Weissman, CFA, has more than 17 years of securities business experience.
      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      TIMOTHY WOODS, CFA

      Tim Woods, CFA, has more than 20 years of securities business experience.
      Education: BS in Accounting from Florida A&M, MBA in Finance from University of Pennsylvania's Wharton School of Business.

      PORTFOLIO OBJECTIVE

      The Portfolio seeks long-term capital growth by investing in three different areas: large cap growth, mid cap growth and small cap growth. The large cap growth segment of the Portfolio invests primarily in equity securities of companies that possess a market capitalization within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The mid cap growth segment of the Portfolio invests primarily in equity securities that possess a market capitalization within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment's investment. The small cap growth segment invests primarily in equity securities of companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment.

      FUND FACTS

      FUND INCEPTION
      -----------------
      June 30, 2000

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      25 Years (Alan Blake)
      17 Years (Larry Weissman)
      20 Years (Tim Woods)

          CLASS A CLASS B CLASS L
---------------------------------
NASDAQ     SPAAX   SPBBX   SPBLX
---------------------------------
INCEPTION 6/30/00 6/30/00 6/30/00
---------------------------------

Average Annual Total Returns as of October 31, 2002*

                                    Without Sales Charges/(1)/
                                    Class A  Class B  Class L
--------------------------------------------------------------
Six-Month+                          (21.93)% (22.24)% (22.24)%
--------------------------------------------------------------
One-Year                            (18.09)  (18.68)  (18.68)
--------------------------------------------------------------
Since Inception++                   (23.16)  (23.75)  (23.75)
--------------------------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A  Class B  Class L
--------------------------------------------------------------
Six-Month+                          (25.87)% (26.12)% (23.80)%
--------------------------------------------------------------
One-Year                            (22.22)  (22.75)  (20.35)
--------------------------------------------------------------
Since Inception++                   (24.82)  (24.73)  (24.09)
--------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is June 30, 2000.


What's Inside

Your Investment in the Smith Barney
   Premier Selections All Cap Growth Fund.........  1
Letter to Our Shareholders........................  2
Historical Performance............................  6
Fund at a Glance..................................  7
Schedule of Investments...........................  8
Statement of Assets and Liabilities............... 12
Statement of Operations........................... 13
Statements of Changes in Net Assets............... 14
Notes to Financial Statements..................... 15
Financial Highlights.............................. 19

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIER
                        SELECTIONS ALL CAP GROWTH FUND
Portfolio managers Alan Blake, Larry Weissman and Tim Woods bring their experience of identifying quality companies in the small-, mid- and large-cap areas of the market into one portfolio. Your investment in the Smith Barney Premier Selections All Cap Growth Fund represents an opportunity for you, the serious investor, to take advantage of the potential growth of companies of all sizes across a wide range of industries.

[GRAPHIC]Potential for Rapid Earnings Growth
Alan, Larry and Tim seek to identify what they deem to be dynamic businesses with the capability for above-average growth in industries poised for long-term success. The managers look to invest in companies that are leaders in their industries with superior financials and sound management teams.

[GRAPHIC]Three Equity Strategies in One Fund
The combination of Alan, Larry and Tim's investment styles in one fund offers investors the advantages of investing in companies of all sizes in select industries and businesses. Together, they have created a portfolio that they believe may be well positioned with solid long-term capital growth potential.

[GRAPHIC]The "Best of the Best" -- the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by some of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC]A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.





1 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") for the period ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

Special Notice to Shareholders
Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Funds, Inc. replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Overview
For the six months ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 21.93%. In comparison, the Russell 1000 Growth Index,/1/ the S&P 400 MidCap Index/2 /and the Russell 2000 Growth Index/3 /returned negative 17.87%, negative 20.66% and negative 28.95%, respectively, for the same period.

Portfolio Manager Overview and Outlook for the Market and the Portfolio's Large Cap Growth Investments
The recently ended third quarter of 2002 was the worst three-month period for equity markets, as represented by the S&P 500 Index,/4 /since the bear market began in March 2000. We believe, however, it may mark the end of this phase of the bear market. If the late 1990's marked a period of irrational exuberance, where stocks detached from underlying fundamentals on the upside, we are now witnessing the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from fundamentals on the downside. When sentiment becomes this negative, equity liquidations peak, and the market appears to be falling across the board, we believe history would indicate that we are close to the end of a decline.

We believe the U.S. economy will strengthen in the fourth quarter -- monetary policy is extremely accommodative, mortgage refinancing is at record levels, and interest rates and inflation both remain low. Yet as bad as the news appears, we do not feel that corporate earnings are falling off a cliff. Yes, difficulties remain in certain areas (technology and telecommunications, most prominently), but we believe the majority of businesses are slowly recovering. The wild card is consumer confidence, which is influenced by the daily headlines regarding corporate integrity and geopolitical issues centered in the Middle East. It is our opinion that these concerns will slowly move to the back burner as they approach resolution and have a decreased effect on valuation.

In our opinion, this has been a very painful decline, on par with that of 1973-1974. However, it is creating values that have not been available in some time. A number of the world-class franchise companies that we typically invest in are now trading at levels we have not seen in over ten years.

--------
1The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
2The S&P 400 MidCap Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.
3The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
4The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


2 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

We remain convinced that a portfolio of leadership position companies, with balance sheet strength and strong managements should be a rewarding investment over the next cycle.

Portfolio Manager Overview and Outlook for the Market and the Portfolio's Mid Cap Growth Investments
We continue to believe that the fundamental backdrop for the market is improving. Recent evidence suggests that earnings estimates have been brought down to achievable levels and the economy has begun to slowly pick up momentum. The third quarter was the first quarter in quite a while for which most companies reported earnings ahead of expectations. But the investment world remains skittish and skeptical. We expect to see continued volatility but a very different kind of market leadership from what we've seen over the past few years. With concerns about economic and competitive pressures, accounting issues and corporate responsibility, we look for the markets to return to a more basic focus on the fundamentals of cash flows and balance sheets. Our strategy has been to focus on companies with strong franchise positions that have the potential to grow in what we expect to be a relatively modest recovery. Companies with strong balance sheets and consistent cash flows should be in a position to drive shareholder value through investment, acquisitions, share buybacks or even dividends.

By focusing on the higher quality end of the mid-cap sector, investors can participate in the potential growth and revaluation of the companies that we believe have a chance to become future blue chip companies. With interest rates at extraordinarily low levels and potential growth deeply discounted due to investors near-term concerns, we believe quality mid-cap companies that are competitively well positioned and conservatively financed, offer a compelling investment opportunity as a part of an investor's diversified investment portfolio.

Portfolio Manager Overview and Outlook for the Market and the Portfolio's Small-Cap Growth Investments
This has been a very difficult year for the stock markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock markets dramatically rally by year-end, we believe it is possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over 60 years.

During the period, the stock markets continued to be pressured by slow earnings growth and negative earnings surprises. Traditional growth stocks/5/ were particularly affected, especially many stocks in the technology sector. Even those segments of the market that held up relatively well over recent years such as value stocks/6/ (e.g., particularly those classified as cyclicals, examples being equities within the housing and financial sectors), recently generated relatively weak performances. The view of consensus estimates thus far is that a meaningful turnaround in corporate profits (particularly in the technology sector) may not occur until early next year.

Given the concerns challenging the markets (i.e., issues regarding terrorist attacks, corporate accounting/financial reporting scandals, questions regarding the authenticity of accounting standards, the decline in the U.S. dollar and stock market losses), market sentiment recently has been very negative. Nevertheless, although the equity markets have been plagued by

--------
5The performance of growth stocks in this reference is based on the performance of the Russell 2000 Growth Index, which returned negative 35.13% on a year-to-date basis ending as of the close of the reporting period. Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.
6The performance of value stocks in this reference is based on the performance of the Russell 2000 Value Index, which returned negative 15.58% on a year-to-date basis ending as of the close of the reporting period. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power. Please note that an investor cannot invest directly in an index.


3 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders
their share of problems, we believe there are some positive points to consider, which are being disregarded or overlooked by many investors at the moment.

    . Key short-term interest rates are at their lowest levels since 1962.
      Although past performance does not assure future performance, it has been our experience based upon our research understanding that small-cap stocks have had a tendency to perform well in favorable rate environments.
    . The strength in the housing market has been virtually unprecedented amid a record level of refinancing, which has resulted in continued strength in consumer spending.
    . Based upon our opinion of statistics in reports of Gross Domestic Product
      ("GDP")/7/ data released during the period, we believe that the U.S. economy continues to show some strength.

In our view, valuations in the small-cap market are the most compelling that we have seen in years. It is important to note that the small-cap market is divided into two major categories: value (where recently the majority of stocks typically have tended to be financial, cyclical or industrial stocks) and growth (where recently the majority of the stocks generally have tended to be technology, healthcare and consumer stocks). Over the past two years, small-cap value in general has very dramatically outperformed small-cap growth./8/ However, these dramatic performance differences have resulted in some of the lowest valuations within the small-cap growth sector that we have seen in years.

Going forward, as we enter the final calendar quarter of 2002, we anticipate that the outcome of fourth quarter earnings comparisons between 2003 and 2002 will be more favorable for companies in the Portfolio's universe than fourth quarter comparisons between 2002 and 2001. Furthermore, based upon what we deem to be today's relatively weak earnings environment, we are anticipating a general improvement in these companies' growth prospects in the future. We are hopeful that the market will recognize these positive comparisons next year. Of course, there is no guarantee that our expectations will be realized.

For a meaningful turn in the equity markets to occur, we believe there will have to be a pickup in corporate earnings and some resolutions that will make the investing public more comfortable with corporate management and financial statements in general.

We have not changed our investment approach. The small-cap growth segment of the Portfolio is actively managed and our investment decisions are based upon comprehensive research findings. Because of the inherent volatility in the small-cap growth area, we think it is just as important to be disciplined in our approach to selling as it is to buying, and the process in which we buy and sell stocks remains consistent.

It has been a difficult period for the Portfolio as well as for the stock markets in general, and although we expect volatility to continue along the way, we maintain a consistent approach toward investing for the long term.

--------
7GDP is a market value of goods and services produced by labor and property in a given country.
8Small-cap growth stocks are represented by the Russell 2000 Growth Index, an index measuring the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Small-cap value stocks are represented by the Russell 2000 Value Index, an index measuring the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index. For the two-year period ending October 31, 2002, the average annual return of the Russell 2000 Growth Index (small-cap growth stocks) was negative 26.66% and the average annual return of the Russell 2000 Value Index (small-cap value stocks) was 2.99%. The cumulative return for the same time period was negative 46.22% and 6.07% for the Russell 2000 Growth Index and Russell 2000 Value Index, respectively.


4 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

Thank you for your investment in the Smith Barney Premier Selections All Cap Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


  /s/ R Jay Gerken                         /s/ Alan Blake
  R. Jay Gerken                            Alan J. Blake
  Chairman                                 Vice President and
                                           Investment Officer

  /s/ Timothy Woods                        /s/ Lawrence Weissman
  Timothy Woods, CFA                       Lawrence B. Weissman, CFA
  Vice President and                       Vice President and
  Investment Officer                       Investment Officer

  November 21, 2002

The information provided in this letter by the portfolio managers represents the opinions of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.


5 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gains     Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------
10/31/02               $ 7.89     $6.16     $0.00       $0.00        (21.93)%++
-------------------------------------------------------------------------------
4/30/02                  9.23      7.89      0.00        0.00        (14.52)
-------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.23      0.00        0.00        (19.04)++
-------------------------------------------------------------------------------
Total                                       $0.00       $0.00
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gains     Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------
10/31/02               $ 7.78     $6.05     $0.00       $0.00        (22.24)%++
-------------------------------------------------------------------------------
4/30/02                  9.18      7.78      0.00        0.00        (15.25)
-------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.18      0.00        0.00        (19.47)++
-------------------------------------------------------------------------------
Total                                       $0.00       $0.00
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gains     Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------
10/31/02               $ 7.78     $6.05     $0.00       $0.00        (22.24)%++
-------------------------------------------------------------------------------
4/30/02                  9.18      7.78      0.00        0.00        (15.25)
-------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.18      0.00        0.00        (19.47)++
-------------------------------------------------------------------------------
Total                                       $0.00       $0.00
--------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                     Without Sales Charges/(1)/
                                                   --------------------------
                                                   Class A    Class B  Class L
-------------------------------------------------------------------------------
Six Months Ended 10/31/02++                        (21.93)%   (22.24)% (22.24)%
----------------------------------------------------------------------------
Year Ended 10/31/02                                (18.09)    (18.68)  (18.68)
----------------------------------------------------------------------------
Inception* through 10/31/02                        (23.16)    (23.75)  (23.75)
-------------------------------------------------------------------------------

                                                     With Sales Charges/(2)/
                                                   --------------------------
                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Six Months Ended 10/31/02++                        (25.87)% (26.12)% (23.80)%
----------------------------------------------------------------------------
Year Ended 10/31/02                                (22.22)  (22.75)  (20.35)
----------------------------------------------------------------------------
Inception* through 10/31/02                        (24.82)  (24.73)  (24.09)
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                        Without Sales Charges/(1)/
----------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                            (45.96)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                            (46.93)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                            (46.93)
----------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is June 30, 2000.


6 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND AT A GLANCE (UNAUDITED)

Value of $10,000 Invested in Class A, B and L Shares of the Smith Barney
Premier Selections All Cap Growth Fund vs. Russell 1000 Growth Index, Russell 2000 Growth Index and S&P MidCap 400 Index+
--------------------------------------------------------------------------------
                           June 2000 -- October 2002

                              [CHART]

                     Premier         Premier        Premier
                   Selections      Selections      Selections
                    All Cap         All Cap          All Cap      Russell 1000   Russell 2000         S&P
                  Growth Fund -   Growth Fund -    Growth Fund -    Growth         Growth           MidCap
                 Class A Shares   Class B Shares  Class L Shares     Index          Index          400 Index
                 --------------   --------------  --------------  ------------   -------------    -----------
Jun 30, 2000         9,500            10,000           9,896        10,000           10,000          10,000
Apr 2001             7,692             8,053           7,969         6,632            7,293          10,684
Oct 2001             6,267             6,526           6,458         5,414            6,043           9,487
Apr 2002             6,575             6,825           6,753         5,298            6,671          11,388
Oct 31, 2002         5,133             5,148           5,252         4,352            4,740           9,035


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on June 30, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is a capitalization weighted total return index which is compromised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The S&P MidCap 400 Index is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include the reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION++*


                          [CHART]


  Biotechnology/Drugs                           9.5%
  Computer Software                             7.4%
  Consumer Products and Services                6.3%
  Energy                                        5.3%
  Financial Services                           12.0%
  Food and Beverage                             5.2%
  Healthcare                                    9.8%
  Retail                                        6.5%
  Semiconductors                                7.6%
  Technology                                    5.2%
  Other                                        25.2%


                            INVESTMENT BREAKDOWN++**

                                     [CHART]

Repurchase Agreement     2.2%
Common Stock            97.8%

 ++ All information is as of October 31, 2002. Please note that Portfolio holdings are subject to change.
 *  As a percentage of total common stock.
** As a percentage of total investments.


7 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            OCTOBER 31, 2002



SHARES                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
Aerospace/Defense -- 0.6%
 26,300 Alliant Techsystems Inc.*                                         $  1,581,945
-------------------------------------------------------------------------------------
Apparel Manufacturer -- 1.4%
129,500 Coach, Inc.*                                                         3,852,625
-------------------------------------------------------------------------------------
Automotive -- 0.6%
 40,800 Lear Corp.*                                                          1,491,240
-------------------------------------------------------------------------------------
Biotechnology/Drugs -- 9.3%
131,100 Amgen Inc.*                                                          6,104,016
 20,500 Cephalon, Inc.*                                                      1,030,535
 25,050 Gilead Sciences, Inc.*                                                 870,237
 18,750 IDEC Pharmaceuticals Corp.*                                            862,875
164,900 Merck & Co. Inc.                                                     8,944,176
171,800 Pfizer Inc.                                                          5,458,086
 19,200 Teva Pharmaceutical Industries Ltd., Sponsored ADR                   1,486,656
-------------------------------------------------------------------------------------
                                                                            24,756,581
-------------------------------------------------------------------------------------
Broadcasting and Cable T.V. -- 2.6%
 15,650 The E.W. Scripps Co., Class A Shares                                 1,208,024
 38,900 Entercom Communications Corp.*                                       1,914,658
 45,700 Lin TV Corp., Class A Shares*                                          942,791
101,800 Regal Entertainment Group, Class A Shares                            1,964,740
 36,300 Univision Communications Inc., Class A Shares*                         940,533
-------------------------------------------------------------------------------------
                                                                             6,970,746
-------------------------------------------------------------------------------------
Casino Hotels -- 1.5%
 64,700 Mandalay Resort Group*                                               1,830,363
128,500 Station Casinos, Inc.*                                               2,311,715
-------------------------------------------------------------------------------------
                                                                             4,142,078
-------------------------------------------------------------------------------------
Chemicals -- 1.7%
 36,900 Air Products & Chemicals, Inc.                                       1,630,980
 35,050 Ecolab Inc.                                                          1,691,163
 35,100 International Flavors & Fragrances Inc.                              1,177,605
-------------------------------------------------------------------------------------
                                                                             4,499,748
-------------------------------------------------------------------------------------
Computer - Peripheral -- 0.7%
 29,400 Lexmark International, Inc.*                                         1,746,948
-------------------------------------------------------------------------------------
Computer Software -- 7.3%
 60,150 Activision, Inc.*                                                    1,233,075
 11,300 Electronic Arts Inc.*                                                  735,856
 41,800 Hyperion Solutions Corp.*                                            1,128,600
 32,525 Intuit Inc.*                                                         1,688,698
 45,300 Manhattan Associates, Inc.*                                          1,018,344
 34,350 Mercury Interactive Corp.*                                             905,809
155,400 Microsoft Corp.*                                                     8,309,238
335,000 Quest Software, Inc.*                                                3,658,200
107,800 Rational Software Corp.*                                               713,636
-------------------------------------------------------------------------------------
                                                                            19,391,456
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


8 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002



SHARES                          SECURITY                              VALUE
-------------------------------------------------------------------------------
Consumer Products and Services -- 6.1%
 32,900 Alberto-Culver Co., Class A Shares                         $  1,584,135
 70,700 Career Education Corp.*                                       2,835,777
402,000 The Gillette Co.                                             12,011,760
------------------------------------------------------------------------------
                                                                     16,431,672
------------------------------------------------------------------------------
Container -- 0.4%
 84,000 Smurfit-Stone Container Corp.*                                1,092,840
------------------------------------------------------------------------------
Electronics -- 0.5%
 30,600 Jabil Circuit, Inc.*                                            472,158
 73,900 Plexus Corp.*                                                   792,947
------------------------------------------------------------------------------
                                                                      1,265,105
------------------------------------------------------------------------------
Energy -- 5.2%
 27,050 Cooper Cameron Corp.*                                         1,261,071
 17,500 Murphy Oil Corp.                                              1,467,025
 48,000 Nabors Industries, Inc.*                                      1,678,560
 59,900 Newfield Exploration Co.*                                     2,095,901
 22,300 Pioneer Natural Resources Co.*                                  554,601
 60,000 Smith International, Inc.*                                    1,875,600
 83,850 Stone Energy Corp.*                                           2,696,616
 59,000 Weatherford International Ltd.*                               2,362,360
------------------------------------------------------------------------------
                                                                     13,991,734
------------------------------------------------------------------------------
Engineering/Construction -- 0.4%
 33,300 Jacobs Engineering Group Inc.*                                1,008,657
------------------------------------------------------------------------------
Entertainment and Leisure -- 1.8%
 49,000 Royal Caribbean Cruises Ltd.                                    899,640
229,500 The Walt Disney Co.                                           3,832,650
------------------------------------------------------------------------------
                                                                      4,732,290
------------------------------------------------------------------------------
Financial Services -- 11.8%
 37,860 Ambac Financial Group, Inc.                                   2,339,748
 77,200 Bank One Corp.                                                2,977,604
 74,900 Banknorth Group Inc.                                          1,735,433
206,300 The BISYS Group, Inc.*                                        3,692,770
 32,800 Capital One Financial Corp.                                     999,416
100,000 Commerce Bancorp, Inc.                                        4,591,000
 55,600 Compass Bancshares, Inc.                                      1,795,880
 97,000 Eaton Vance Corp.                                             2,784,870
 46,740 Mercantile Bankshares Corp.                                   1,820,056
116,200 Merrill Lynch & Co., Inc.                                     4,409,790
 65,550 National Commerce Financial Corp.                             1,604,664
 40,100 Southwest Bancorp. of Texas, Inc.*                            1,132,825
 89,900 Waddell & Reed Financial, Inc., Class A Shares                1,573,250
------------------------------------------------------------------------------
                                                                     31,457,306
------------------------------------------------------------------------------
Food and Beverage -- 5.1%
216,600 The Coca-Cola Co.                                            10,067,568
 50,000 Dean Foods Co.*                                               1,874,500
 38,900 Hormel Foods Corp.                                              941,380
 20,950 Performance Food Group Co.*                                     779,130
------------------------------------------------------------------------------
                                                                     13,662,578
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002



SHARES                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------
Healthcare -- 9.6%
 33,550 Alcon, Inc.*                                                      $  1,376,221
 47,900 AmerisourceBergen Corp.                                              3,408,085
138,450 Cobalt Corp.*                                                        2,263,657
122,700 Coventry Health Care, Inc.*                                          4,105,542
122,300 Johnson & Johnson                                                    7,185,125
 30,800 LifePoint Hospitals, Inc.*                                             965,580
 79,100 PacifiCare Health Systems, Inc.*                                     2,338,196
 20,100 St. Jude Medical, Inc.*                                                715,761
 19,400 Triad Hospitals, Inc.*                                                 708,100
 52,250 Universal Health Services, Inc., Class B Shares*                     2,533,080
-------------------------------------------------------------------------------------
                                                                            25,599,347
-------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 0.6%
 14,355 Danaher Corp.                                                          830,436
 27,000 IDEX Corp.                                                             811,080
-------------------------------------------------------------------------------------
                                                                             1,641,516
-------------------------------------------------------------------------------------
Insurance -- 4.1%
115,600 American International Group, Inc.                                   7,230,780
 95,264 Arthur J. Gallagher & Co.                                            2,554,980
 23,000 StanCorp Financial Group, Inc.                                       1,242,000
-------------------------------------------------------------------------------------
                                                                            11,027,760
-------------------------------------------------------------------------------------
Multi-Industry -- 2.3%
136,900 General Electric Co.                                                 3,456,725
 18,600 SPX Corp.*                                                             781,386
139,900 Tyco International Ltd.                                              2,022,954
-------------------------------------------------------------------------------------
                                                                             6,261,065
-------------------------------------------------------------------------------------
Printing -- 0.3%
 35,000 Valassis Communications, Inc.*                                         903,000
-------------------------------------------------------------------------------------
Real Estate -- 0.9%
 86,450 The St. Joe Co.                                                      2,522,611
-------------------------------------------------------------------------------------
Restaurants -- 2.6%
 82,400 Brinker International, Inc.*                                         2,339,336
 70,000 The Cheesecake Factory Inc.*                                         2,373,000
 64,700 Outback Steakhouse, Inc.                                             2,203,035
-------------------------------------------------------------------------------------
                                                                             6,915,371
-------------------------------------------------------------------------------------
Retail -- 6.3%
323,800 Amazon.com, Inc.*                                                    6,268,768
 73,700 Barnes & Noble, Inc.*                                                1,555,070
212,200 The Home Depot, Inc.                                                 6,128,336
 75,800 Jo-Ann Stores, Inc., Class A Shares*                                 1,845,730
 28,100 Ross Stores, Inc.                                                    1,175,985
-------------------------------------------------------------------------------------
                                                                            16,973,889
-------------------------------------------------------------------------------------
Semiconductors -- 7.4%
 97,525 ATMI, Inc.*                                                          1,793,485
 49,400 Brooks-PRI Automation, Inc.*                                           755,326
 75,400 Cymer, Inc.*                                                         1,894,048
237,500 Intel Corp.                                                          4,108,750
161,700 Lam Research Corp.*                                                  2,035,803

                      See Notes to Financial Statements.


   10 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002


  SHARES                               SECURITY                                  VALUE
-------------------------------------------------------------------------------------------
Semiconductors -- 7.4% (continued)
   120,000 Micrel, Inc.*                                                      $     991,200
    52,400 Microchip Technology Inc.                                              1,278,560
   107,500 RF Micro Devices, Inc.*                                                  912,568
    73,000 Semtech Corp.*                                                         1,031,490
    78,900 Teradyne, Inc.*                                                          955,479
   252,500 Texas Instruments Inc.                                                 4,004,650
------------------------------------------------------------------------------------------
                                                                                 19,761,359
------------------------------------------------------------------------------------------
Technology -- 5.1%
   217,700 AOL Time Warner Inc.*                                                  3,211,075
    55,300 CACI International Inc., Class A Shares*                               2,262,323
   184,800 Cisco Systems, Inc.*                                                   2,066,064
   123,000 Emulex Corp.*                                                          2,207,850
    15,100 L-3 Communications Holding, Inc.*                                        709,700
    47,400 Lucent Technologies Inc.*                                                 58,302
   352,800 Motorola, Inc.                                                         3,235,176
------------------------------------------------------------------------------------------
                                                                                 13,750,490
------------------------------------------------------------------------------------------
Utilities -- 1.6%
    60,800 KeySpan Corp.                                                          2,221,024
    23,000 Mirant Corp.*                                                             49,220
    40,100 Pepco Holdings, Inc.                                                     830,070
    48,100 Wisconsin Energy Corp.                                                 1,105,338
------------------------------------------------------------------------------------------
                                                                                  4,205,652
------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $349,832,377)                                               261,637,609
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                                  VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
$5,775,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at
             maturity -- $5,775,297; (Fully collateralized by Fannie Mae
             Benchmark Bills and Freddie Mac Reference Bills, 0.000% due
             1/29/03 to 4/30/03; Market value -- $5,890,501)
             (Cost -- $5,775,000)                                                 5,775,000
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $355,607,377**)                $  267,412,609
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   11 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                OCTOBER 31, 2002


 ASSETS:
    Investments, at value (Cost -- $355,607,377)                    $ 267,412,609
    Cash                                                                      881
    Receivable for securities sold                                      1,795,936
    Dividends and interest receivable                                     145,380
    Receivable for Fund shares sold                                        60,563
 ---------------------------------------------------------------------------------
        Total Assets                                                  269,415,369
 ---------------------------------------------------------------------------------
 LIABILITIES:
    Payable for Fund shares purchased                                     762,060
    Payable for securities purchased                                      275,018
    Management fee payable                                                177,588
    Distribution fees payable                                             109,824
    Accrued expenses                                                      289,349
 ---------------------------------------------------------------------------------
    Total Liabilities                                                   1,613,839
 ---------------------------------------------------------------------------------
 Total Net Assets                                                   $ 267,801,530
 ---------------------------------------------------------------------------------
 NET ASSETS:
    Par value of capital shares                                     $      44,159
    Capital paid in excess of par value                               562,267,973
    Accumulated net investment loss                                    (1,918,990)
    Accumulated net realized loss from security transactions         (204,396,844)
    Net unrealized depreciation of investments                        (88,194,768)
 ---------------------------------------------------------------------------------
 Total Net Assets                                                   $ 267,801,530
 ---------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                             4,290,121
    ---------------------------------------------------------------------------
    Class B                                                             7,032,915
    ---------------------------------------------------------------------------
    Class L                                                            32,836,178
    ---------------------------------------------------------------------------
 Net Asset Value:
    Class A (and redemption price)                                          $6.16
    ---------------------------------------------------------------------------
    Class B *                                                               $6.05
    ---------------------------------------------------------------------------
    Class L **                                                              $6.05
    ---------------------------------------------------------------------------
 Maximum Public Offering Price Per Share:
        Class A (net asset value plus 5.26% of net asset value
        per share)                                                          $6.48
    ---------------------------------------------------------------------------
        Class L (net asset value plus 1.01% of net asset value
        per share)                                                          $6.11
 ---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


   12 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED OCTOBER 31, 2002


INVESTMENT INCOME:
   Dividends                                                      $  1,133,262
   Interest                                                             13,412
----------------------------------------------------------------------------
   Total Investment Income                                           1,146,674
----------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                        1,463,075
   Management fee (Note 2)                                           1,182,371
   Shareholder and system servicing fees                               295,962
   Registration fees                                                    40,329
   Shareholder communications                                           29,240
   Audit and legal                                                      18,875
   Custody                                                              17,452
   Directors' fees                                                      12,703
   Other                                                                 5,657
----------------------------------------------------------------------------
   Total Expenses                                                    3,065,664
----------------------------------------------------------------------------
Net Investment Loss                                                 (1,918,990)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                           115,516,444
     Cost of securities sold                                       179,712,600
----------------------------------------------------------------------------
   Net Realized Loss                                               (64,196,156)
----------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                           (68,764,106)
     End of period                                                 (88,194,768)
----------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                         (19,430,662)
----------------------------------------------------------------------------
Net Loss on Investments                                            (83,626,818)
----------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $(85,545,808)
----------------------------------------------------------------------------

                      See Notes to Financial Statements.


   13 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended October 31, 2002 (unaudited) and the Year Ended April 30, 2002


                                                          October 31      April 30
-------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                  $  (1,918,990) $  (6,090,427)
   Net realized loss                                      (64,196,156)   (62,382,496)
   Increase in net unrealized depreciation                (19,430,662)   (13,472,222)
------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                 (85,545,808)   (81,945,145)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                         6,306,734     39,692,486
   Cost of shares reacquired                              (51,663,621)  (126,474,706)
------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions    (45,356,887)   (86,782,220)
------------------------------------------------------------------------------------
Decrease in Net Assets                                   (130,902,695)  (168,727,365)

NET ASSETS:
   Beginning of period                                    398,704,225    567,431,590
------------------------------------------------------------------------------------
   End of period*                                       $ 267,801,530  $ 398,704,225
------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:            $(1,918,990)            --
------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


   14 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $6,090,427 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended October 31, 2002, the Portfolio paid transfer agent fees of $162,100 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., another subsidiary of SSBH, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2002, SSB and its affiliates received brokerage commissions of $4,727.


   15 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended October 31, 2002, SSB and its affiliates received sales charges of $39,000 and $27,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended October 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                               Class B   Class L
----------------------------------------------------------------------------------
CDSCs                                                          $136,000   $6,000
---------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2002, total Distribution Plan fees were as follows:

                                                       Class A Class B   Class L
----------------------------------------------------------------------------------
Distribution Plan Fees                                 $37,806 $246,303 $1,178,966
---------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                          $ 74,224,829
-------------------------------------------------------------------------------
Sales                                                               115,516,444
------------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  16,195,904
Gross unrealized depreciation                                     (104,390,672)
-------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (88,194,768)
------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


   16 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any purchased call or put option contracts.


   17 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $106,519,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                                      2009        2010
--------------------------------------------------------------------------
Carryforward amounts                               $22,370,000 $84,149,000
-------------------------------------------------------------------------

10.Capital Shares

At October 31, 2002, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                      Six Months Ended              Year Ended
                      October 31, 2002            April 30, 2002
                  ------------------------  -------------------------
                    Shares       Amount        Shares       Amount
----------------------------------------------------------------------
Class A
Shares sold          192,971  $  1,308,099      874,279  $  7,375,603
Shares reacquired   (640,207)   (4,225,804)  (1,492,078)  (12,531,840)
----------------------------------------------------------------------
Net Decrease        (447,236) $ (2,917,705)    (617,799) $ (5,156,237)
----------------------------------------------------------------------
Class B
Shares sold          298,697  $  1,970,195    1,262,553  $ 10,593,703
Shares reacquired (1,192,089)   (7,773,246)  (2,280,126)  (18,683,670)
----------------------------------------------------------------------
Net Decrease        (893,392) $ (5,803,051)  (1,017,573) $ (8,089,967)
----------------------------------------------------------------------
Class L
Shares sold          454,710  $  3,028,440    2,600,207  $ 21,723,180
Shares reacquired (6,120,851)  (39,664,571) (11,607,008)  (95,259,196)
----------------------------------------------------------------------
Net Decrease      (5,666,141) $(36,636,131)  (9,006,801) $(73,536,016)
----------------------------------------------------------------------

   18 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                                          2002/(1)(2)/  2002/(2)/ 2001/(2)(3)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $7.89       $9.23      $11.40
---------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                       (0.02)      (0.05)      (0.05)
  Net realized and unrealized loss                          (1.71)      (1.29)      (2.12)
---------------------------------------------------------------------------------------------
Total Loss From Operations                                  (1.73)      (1.34)      (2.17)
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                        --          --          --
---------------------------------------------------------------------------------------------
Total Distributions                                            --          --          --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $6.16       $7.89      $ 9.23
---------------------------------------------------------------------------------------------
Total Return                                               (21.93)%++  (14.52)%    (19.04)%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                          $26,422     $37,371     $49,450
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                   1.31%+      1.21%       1.18%+
  Net investment loss                                       (0.58)+     (0.64)      (0.55)+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        23%         35%         53%
---------------------------------------------------------------------------------------------

Class B Shares                                          2002/(1)(2)/  2002/(2)/ 2001/(2)(3)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $7.78       $9.18      $11.40
---------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                       (0.04)      (0.11)      (0.11)
  Net realized and unrealized loss                          (1.69)      (1.29)      (2.11)
---------------------------------------------------------------------------------------------
Total Loss From Operations                                  (1.73)      (1.40)      (2.22)
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                        --          --          --
---------------------------------------------------------------------------------------------
Total Distributions                                            --          --          --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $6.05       $7.78      $ 9.18
---------------------------------------------------------------------------------------------
Total Return                                               (22.24)%++  (15.25)%    (19.47)%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                          $42,584     $61,693     $82,069
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                   2.02%+      1.93%       1.94%+
  Net investment loss                                       (1.29)+     (1.36)      (1.32)+
---------------------------------------------------------------------------------------------
PortfolioTurnover Rate                                         23%         35%         53%
---------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

   19 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                                              2002/(1)(2)/      2002/(2)/      2001/(2)(3)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $7.78            $9.18          $11.40
-----------------------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                         (0.04)           (0.11)          (0.11)
  Net realized and unrealized loss                            (1.69)           (1.29)          (2.11)
-----------------------------------------------------------------------------------------------------------
Total Loss From Operations                                    (1.73)           (1.40)          (2.22)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                          --               --              --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                              --               --              --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.05            $7.78          $ 9.18
-----------------------------------------------------------------------------------------------------------
Total Return                                                 (22.24)%++       (15.25)%        (19.47)%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                           $198,796         $299,640        $435,913
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                     2.02%+           1.93%           1.94%+
  Net investment loss                                         (1.29)+          (1.36)          (1.29)+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          23%              35%             53%
-----------------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

   20 Smith Barney Premier Selections All Cap Growth Fund | 2002 Semi-Annual
                            Report to Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              ALL CAP GROWTH FUND



   DIRECTORS                                INVESTMENT MANAGER
   Paul R. Ades                             Smith Barney Fund Management LLC
   Herbert Barg
   Dwight B. Crane                          DISTRIBUTORS
   R. Jay Gerken, Chairman                  Salomon Smith Barney Inc.
   Frank G. Hubbard                         PFS Distributors, Inc.
   Jerome H. Miller
   Ken Miller                               CUSTODIAN
                                            State Street Bank and
   OFFICERS                                   Trust Company
   R. Jay Gerken
   President and                            TRANSFER AGENT
   Chief Executive Officer                  Citicorp Trust Bank, fsb.
                                            125 Broad Street, 11th Floor
   Lewis E. Daidone                         New York, New York 10004
   Senior Vice President
   and Chief Administrative Officer         SUB-TRANSFER AGENTS
                                            PFPC Global Fund Services
   Richard L. Peteka                        P.O. Box 9699
   Chief Financial Officer                  Providence, Rhode Island
   and Treasurer                            02940-9699

   Alan J. Blake                            Primerica Shareholder Services
   Vice President and                       P.O. Box 9662
   Investment Officer                       Providence, Rhode Island
                                            02940-9662
   Lawrence B. Weissman, CFA
   Vice President and
   Investment Officer

   Timothy Woods, CFA
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

   Smith Barney Premier Selections All Cap Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Premier Selections All Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS
 ALL CAP GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write to your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02098 12/02                                                           02-4122

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

     PREMIER SELECTIONS SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

RICHIE FREEMAN, JEFFREY J. RUSSELL
Portfolio Managers


         Premier Selections Series
   [LOGO]

 Semi-Annual Report . October 31, 2002

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


      RICHIE FREEMAN, CFA

      Richie Freeman, CFA, has more than 27 years of securities business experience and has been managing the Fund since its inception.

      Education: BS from Brooklyn College, MBA from New York University

      JEFFREY J. RUSSELL, CFA

      Jeffrey J. Russell, CFA, has more than 21 years of securities business experience and has been co-managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in two different areas: U.S. equities and international equities. The U.S. equity segment of the Fund invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the Russell 2500 Growth Index. The international equity segment of the Fund invests primarily in equity securities of foreign companies.

      FUND FACTS

      FUND INCEPTION
      ----------------
      June 30, 2000

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      ----------------
      48 Years

                                                   CLASS A CLASS B CLASS L
--------------------------------------------------------------------------
NASDAQ                                              SPGAX   SPGGX   SPGLX
--------------------------------------------------------------------------
INCEPTION                                          6/30/00 6/30/00 6/30/00
--------------------------------------------------------------------------


Average Annual Total Returns as of October 31, 2002*


                                                   Without Sales Charges/(1)/
                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Six-Month+                                         (22.34)% (22.75)% (22.75)%
-----------------------------------------------------------------------------
One-Year                                           (27.90)  (28.43)  (28.43)
-----------------------------------------------------------------------------
Since Inception++                                  (24.89)  (25.44)  (25.44)
-----------------------------------------------------------------------------

                                                    With Sales Charges/(2)/
                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Six-Month+                                         (26.26)% (26.61)% (24.33)%
-----------------------------------------------------------------------------
One-Year                                           (31.54)  (32.01)  (29.84)
-----------------------------------------------------------------------------
Since Inception++                                  (26.52)  (26.41)  (25.78)
-----------------------------------------------------------------------------

/1/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/2/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++  Inception date for Class A, B and L shares is June 30, 2000.


What's Inside
Your Investment in the Smith Barney Premier
  Selections Global Growth Fund................................................1
Letter to Our Shareholders.....................................................2
Fund at a Glance...............................................................7
Historical Performance.........................................................8
Value of $10,000..............................................................10
Schedule of Investments.......................................................11
Statement of Assets and Liabilities...........................................14
Statement of Operations.......................................................15
Statements of Changes in Net Assets...........................................16
Notes to Financial Statements.................................................17
Financial Highlights..........................................................22

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


Portfolio manager Richie Freeman focuses on identifying innovative companies in leading industries. Portfolio manager Jeff Russell seeks companies headquartered outside the United States with strong financials and solid business plans. The result? A portfolio made up of companies that they believe may be well positioned to benefit from positive and dynamic global trends.




[GRAPHIC]
Solid Companies Positioned for Rapid Growth
Richie and Jeff carefully evaluate companies one by one, seeking to own dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth.

[GRAPHIC]
Seeking to Capture Growth in the U.S. and Abroad
Your investment in the Fund offers you the opportunity to participate in some of Richie and Jeff's best investment ideas. Richie looks to invest in companies with the potential for above-average growth, yet which are unrecognized in the marketplace. Jeff's bottom-up approach to investing means that he emphasizes individual companies outside the U.S. with strong financials and solid plans. A growth-oriented approach combining investments in the U.S. and abroad can be a prudent way to expand your portfolio.

[GRAPHIC]
The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing the best investment ideas of several of some of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

1 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Premier Selections Global Growth Fund ("Portfolio") for the period ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Portfolio replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Overview
For the six months ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 22.34%. In comparison, the Russell 2500 Growth Index/1/ and MSCI EAFE Index/2/ returned negative 26.19% and negative 17.76%, respectively, for the same period.

Investment Strategy
The Portfolio seeks long-term capital growth. The Portfolio is made up of a U.S. Equity segment and an International Equity segment.

The U.S. Equity segment invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Russell 2500 Growth Index. This segment of the Portfolio may invest in the securities of large, well-known companies, which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of this segment's assets are invested in the securities of such companies.

The International Equity segment invests primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Portfolio may invest up to 15% of its assets (at the time of investment) in issuers located or doing business in emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.

--------
1The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.


2 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

Portfolio Manager Overview for the U.S. Equity Market and the Portfolio's U.S. Equity Investments
In all likelihood, 2002 will go down as the third consecutive year of negative U.S. stock market returns. Three consecutive years of negative returns has occurred only twice before since the 1920's. Perhaps the most unusual characteristic of the recent market decline, relative to historical trends, has been its seeming disagreement with a U.S. economy that, in our view, has shown signs of improvement. The critical question is whether the decline of the 2002 stock markets is foretelling a much more problematic future economic climate or whether the market weakness is reflecting certain other events. While earnings and interest rates are traditional drivers of valuation, we believe two other variables have entered investors' radar screens during the past year. The issues of national security, perhaps taken for granted by many prior to September 11, 2001, and growing skepticism regarding corporate accounting and governance, which dominated the headlines during 2002. The threat of future terrorist acts, as well as the potential costs of the U.S. involvement in a Middle East war, seem to have tempered expectations for an economic recovery.

In addition, a number of well-publicized accounting scandals have led investors to scrutinize earnings statements and balance sheets more closely. While some have felt that indictments and investigations of corporate America would serve to restore confidence, it appears to be having the opposite effect. The perception of widespread wrongdoings in certain industry groups has driven up the cost of capital for many companies and made it harder for some to obtain financing at reasonable rates. This comes at a time of historically low interest rates in the economy. In our opinion, the current level of distrust for corporate officials is quite reminiscent of the crisis of confidence in government that existed in 1974, following the Watergate hearings and subsequent resignation of President Nixon. It should be noted that the markets recovered quite dramatically following the bottom in 1974.

Throughout 2001 and 2002, the U.S. Federal Reserve Board ("Fed") kept an extremely accommodative monetary policy. It has been our experience that such monetary stimulus has traditionally had a positive impact on economic growth, often with a 9-12 month lag. Continued weakness in capital spending, especially for technology and telecommunications equipment, has muted the recovery from last year's recession.

Several areas combined to negatively impact results of the U.S. Equity segment of the Portfolio during the period. The Portfolio's largest area of concentration within the U.S Equity segment continued to be healthcare securities, primarily biotechnology companies. It was a particularly difficult period for this sector. The combination of a much-publicized scandal involving allegations of insider trading at ImClone Systems Inc. and earnings slippage by a number of other companies, including Genzyme Corp.--General Division, have contributed to a compression in sector valuations. At the market lows in July, many biotechnology companies we consider "top-tier" were trading at historically low price-to-earnings ratios. Despite the sector's poor performance, we continue to view the long-term outlook for the biotechnology industry as outstanding. The past five years have witnessed breakthroughs in treatments for diseases such as lymphoma, breast cancer and rheumatoid arthritis. There are potential treatments to fight other difficult diseases included in the developmental pipelines of Amgen Inc., Chiron Corp., Genzyme Corp.--General Division and IDEC Pharmaceuticals Corp. and we believe their futures remain bright.

Given the low prices at which many biotechnology companies currently trade, and a widespread lack of access to the capital markets, we expect to see more product licensing activity. We also expect to witness more consolidation in the biotechnology sector, as companies look to augment their product pipelines. We think this may have a beneficial impact on group valuations if it results in higher stock prices for stocks of target companies and new sources of revenues for acquirers. In addition, we expect the Food and Drug Administration to act more quickly to approve drugs to treat life-threatening illnesses.


3 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

Another area that negatively impacted results was media-related equities. The industry was impacted by the alleged inappropriate activities at Adelphia Communications (the Portfolio has never owned shares of Adelphia) and a concomitant compression of sector valuations to near historic lows. Despite the poor group performance, we believe that the business and financial outlook for the cable television-related securities in the Portfolio's U.S. Equity segment is quite bright. We think that increased cash flow from new services (i.e. cable modems, digital cable and video-on-demand) should drive cash flow for the next few years.

Tyco International Ltd., became a prominent casualty of a breakdown in corporate governance when the long standing CEO was forced to resign over personal sales tax evasion. In addition, he and the former CFO were charged with using corporate funds for personal benefit without the knowledge and consent of the Board of Directors. Ed Breen, former president of Motorola, someone who is highly respected on Wall Street and in the business community, has replaced the deposed CEO. He has brought in several new executives including a CFO and has made high standards of corporate governance one of his main priorities to help restore credibility to the company. We believe that the entire Board of Directors will be replaced before the annual meeting scheduled for March and a number of prominent business people have already accepted nominations to the Board. While we were surprised and appalled at the alleged behavior of the two top former executives, we believe that Tyco's future prospects seem bright.

Portfolio Manager Outlook for the U.S. Equity Market and the Portfolio's U.S. Equity Investments
Market bottoms historically have been made when news headlines were negative, investor pessimism was high, valuations were attractive, and excesses from a prior bull market were wrung out. We believe that a new bull market may emerge before the end of calendar year 2002. The stock market has made a major bottom in every mid-term election year since 1962. We will look for the fundamentals in the economy and, more specifically, earnings, to improve more dramatically by the middle of 2003, provided that an extended market rally begins before the end of 2002. Consumer confidence often has been strongly influenced by the action of the stock market. With substantial uncertainties still abounding, including our domestic security and a potential conflict in Iraq, we expect the market to remain quite volatile. We will attempt to use these periods to buy stocks of companies whose outlooks we believe are quite solid and not being reflected in their share prices.

Portfolio Manager Overview for the International Equity Market and the Portfolio's International Equity Investments
Given problems in certain geographic locations such as Latin America and Japan, coupled with other considerations including the rising correlation of many non-U.S. stock markets with U.S. equity markets, international diversification provided little refuge to investors. The default on debt obligations of the Argentine government and significant deterioration of that economy, coupled with the election of leftist leadership in Brazil, have called into question the value of the Latin operations of many multinational companies. The trading value of the euro began a halting market toward parity with the U.S. dollar, negatively affecting companies that derive their profits in U.S. dollars.



4 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

The global economic upturn, in our opinion, unfortunately appears to have hit a plateau in many economies. Global policymakers, recognizing the importance of providing supportive economic conditions, responded with a policy of low short-term interest rates; this scenario was particularly evident in the U.S., where the federal funds rate ("fed funds rate")/3/ was at a 40-year low of 1.75% during the reporting period. Please note that after the period ended, the fed funds rate was further reduced to 1.25%. Corporate profits, which are dependent upon global growth, nonetheless proved disappointing across a broad array of industries. Capital spending has yet to provide the economic lift that some market pundits had been hoping for at this stage toward the recovery process.

Candidly, we underestimated the erosion of both investor confidence and demand that ensued following the collapse of several visible companies. Reported fraudulent accounting practices and misstatements by many companies exacerbated financial losses. Declining asset values further pressured the valuations of public companies, as those businesses characterized as having "decent" assets but "overbearing" debts had been forced to divest divisions during a time that may be considered by some as a "buyer's market." Pricing in many industries exhibited pressure on companies, and financial services firms abroad, particularly those exposed to the capital markets, suffered debilitating losses of assets and earnings power.

During the period, we took steps to manage risk better in the International Equity segment of the Portfolio. We significantly reduced the segment's exposure to technology stocks in consideration of the continued sluggish end markets for many technology companies. In consideration of the stronger growth profile of other equity sectors in the mid-to-late 1990s, we boosted the International Equity segment's exposure to this sector by adding British Petroleum PLC to the Portfolio. We recently trimmed positions in the broadly defined business sector, including government- and business-outsourcing investment during recent months to invest in other opportunities.

The composition of the International Equity segment shifted over the past year, attributable primarily to our having increased weightings in Japan in an effort to reduce risk in the Portfolio, as we shifted some capital away from Europe. As of the close of this period, the top international holdings in the Portfolio reflected an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include seeking companies with strong financial structures, large business opportunities and stable, visionary managements.

Portfolio Manager Outlook for the International Equity Market and the Portfolio's International Equity Investments
The move by many investors from equities into cash, government bonds and alternate investments has, in our opinion, led to the emergence of strong absolute valuation in equities. We believe that many stocks now offer reasonable dividend yields and absolute values, and also offer more potential for long-term price appreciation versus fixed-income securities alternatives. In our view, the monetary policy environment remains supportive in many economies. Companies are responding to the more constrained financing environment with capital rationing, enhanced cost discipline and a renewed mandate to return cash to shareholders through dividends and share repurchases.

We believe the rise in energy prices in 2002 provided strong headwinds to the nascent global economic recovery. While energy prices began to decline near the conclusion of the Portfolio's reporting period, we believe that the potential for a military-induced production disruption must be kept in mind.

--------
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


5 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

The past year has been marked by exceptional investment challenges, ranging from a combination of the slowing global economy, the surge of corporate malfeasance and the sharp swings of investor sentiment. We have repositioned the Portfolio in an effort to participate in any anticipated upswing in the financial markets that may potentially arise and minimize downside volatility in a deteriorating environment scenario.

Thank you for your investment in the Smith Barney Premier Selections Global Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

        /s/ R Jay Gerken /s/ Richard A. Freeman  /s/ Jeff Russell
        R. Jay Gerken    Richard A. Freeman, CFA Jeffrey J. Russell, CFA
        Chairman         Vice President and      Vice President and
                         Investment Officer      Investment Officer

November 7, 2002

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 11 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.



6 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

  SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND at a Glance (unaudited)


 TOP FIVE HOLDINGS -- U.S. EQUITY SEGMENT*@

 1. Forest Laboratories, Inc.............................................. 4.6%
 2. IDEC Pharmaceuticals Corp............................................. 4.2
 3. Weatherford International Ltd......................................... 3.7
 4. Viacom Inc., Class B Shares........................................... 3.7
 5. Chiron Corp........................................................... 3.7


 TOP FIVE HOLDINGS -- INTERNATIONAL EQUITY SEGMENT*@

 1. Novartis AG........................................................... 4.1%
 2. Singapore Press Holdings Ltd.......................................... 3.0
 3. Mettler-Toledo International Inc...................................... 2.8
 4. Groupe Danone......................................................... 2.4
 5. Securitas AB, Class B Shares.......................................... 2.2



                       [CHART]

      Biotechnology                      17.5%
      Broadcasting/Cable                 20.0%
      Electronics - Military              5.6%
      Energy                              6.2%
      Financial Services                 13.0%
      Healthcare - Miscellaneous          3.9%
      Managed Healthcare Providers        5.6%
      Multi-Industry                      3.7%
      Pharmaceuticals                    14.9%
      Semiconductors                      4.8%
      Other                               4.8%



                            INVESTMENT BREAKDOWN*++

                                      [CHART]

  38.6%     International Equity Segment
   1.5%     Repurchase Agreement
  59.9%     U.S. Equity Segment

* All information is as of October 31, 2002. Please note that Portfolio holdings and their weightings are subject to change.
 @ As a percentage of total common stock.
+ As a percentage of total U.S. equity segment.
++ As a percentage of total investments.


7 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)+/
-------------------------------------------------------------------------------
10/31/02               $ 7.52     $5.84     $0.00       $0.00        (22.34)%++
-------------------------------------------------------------------------------
4/30/02                  9.64      7.52      0.00        0.00        (21.99)
-------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.64      0.00        0.00        (15.44)++

-------------------------------------------------------------------------------
Total                                       $0.00       $0.00

-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)+/
-------------------------------------------------------------------------------
10/31/02               $ 7.43     $5.74     $0.00       $0.00        (22.75)%++
-------------------------------------------------------------------------------
4/30/02                  9.58      7.43      0.00        0.00        (22.44)
-------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.58      0.00        0.00        (15.96)++

-------------------------------------------------------------------------------
Total                                       $0.00       $0.00

-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)+/
-------------------------------------------------------------------------------
10/31/02               $ 7.43     $5.74     $0.00       $0.00        (22.75)%++
-------------------------------------------------------------------------------
4/30/02                  9.58      7.43      0.00        0.00        (22.44)
-------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.58      0.00        0.00        (15.96)++

-------------------------------------------------------------------------------
Total                                       $0.00       $0.00

-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


8 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                                           Without Sales Charges/(1)/
                                                   ----------------------------------
                                                   Class A    Class B       Class L
-------------------------------------------------------------------------------------
Six Months Ended 10/31/02++                        (22.34)%   (22.75)%     (22.75)%
-------------------------------------------------------------------------------------
Year Ended 10/31/02                                (27.90)    (28.43)      (28.43)
-------------------------------------------------------------------------------------
Inception* through 10/31/02                        (24.89)    (25.44)      (25.44)
-------------------------------------------------------------------------------------

                                                            With Sales Charges/(2)/
                                                   ----------------------------------
                                                   Class A    Class B       Class L
-------------------------------------------------------------------------------------
Six Months Ended 10/31/02++                        (26.26)%   (26.61)%     (24.33)%
-------------------------------------------------------------------------------------
Year Ended 10/31/02                                (31.54)    (32.01)      (29.84)
-------------------------------------------------------------------------------------
Inception* through 10/31/02                        (26.52)    (26.41)      (25.78)
-------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+


                                                       Without Sales Charges/(1)/
-------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                           (48.77)%
-------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                           (49.65)
-------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                           (49.65)
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *  Inception date for Class A, B and L shares is June 30, 2000.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


9 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A, B and L Shares of the Smith Barney
Premier Selections Global Growth Fund vs. Russell 2500 Growth Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                           June 2000 -- October 2002

                                    [CHART]


                Smith Barney   Smith Barney Smith Barney
                Premier        Premier      Premier
                Selections     Selections   Selections
                Global         Global       Global       Russell
                Growth         Growth       Growth       2500
                Fund-          Fund-        Fund-        Growth     MSCI EAFE
                Class A        Class B      Class L      Index      Index
                ------------  ------------  -----------  -------    ---------
Jun 30, 2000      $9,500        $10,000      $9,896      $10,000    $10,000
Oct 2000           9,292          9,754       9,653        9,106      8,977
Apr 2001           8,033          8,404       8,316        7,225      8,248
Oct 2001           6,750          7,035       6,962        6,092      6,731
Apr 2002           6,267          6,518       6,450        6,550      7,104
Oct 31, 2002       4,867          4,884       4,983        4,835      5,842

+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 2000, assuming deduction of the 5.00% and 1.00% maximum initial sales charges at the time of investment for Class A and L shares and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Russell 2500 Growth
 Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


10 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            OCTOBER 31, 2002



    SHARES                        SECURITY                          VALUE
   -------------------------------------------------------------------------
   COMMON STOCK -- 98.5%

   -------------------------------------------------------------------------
   U.S. EQUITY SEGMENT -- 59.9%
   Biotechnology -- 10.5%
      36,100 Amgen Inc.*                                         $ 1,680,816
      69,500 Chiron Corp.*                                         2,745,250
      55,000 Genzyme Corp -- General Division*                     1,531,750
      56,882 ImClone Systems Inc.*                                   407,332
     150,000 Isis Pharmaceuticals, Inc.*                           1,464,000
      75,000 Nanogen, Inc.*                                          145,500
   -------------------------------------------------------------------------
                                                                   7,974,648
   -------------------------------------------------------------------------
   Broadcasting/Cable -- 12.0%
      89,400 AOL Time Warner Inc.*                                 1,318,650
      87,750 Cablevision Systems New York Group, Class A Shares*     838,890
     100,000 Comcast Corp., Class A Special Shares*                2,301,000
     227,100 Liberty Media Corp., Class A Shares*                  1,878,117
      61,700 Viacom Inc., Class B Shares*                          2,752,437
   -------------------------------------------------------------------------
                                                                   9,089,094
   -------------------------------------------------------------------------
   Computer Hardware -- 1.9%
     380,000 Maxtor Corp.*                                         1,428,800
   -------------------------------------------------------------------------
   Drug Delivery/Testing -- 0.6%
      50,000 Alkermes, Inc.*                                         461,000
   -------------------------------------------------------------------------
   Electronics - Military -- 3.3%
      54,000 L-3 Communications Holdings, Inc.*                    2,538,000
   -------------------------------------------------------------------------
   Energy -- 3.7%
      70,000 Weatherford International Ltd.*                       2,802,800
   -------------------------------------------------------------------------
   Financial Services -- 7.8%
      51,000 Lehman Brothers Holdings Inc.                         2,716,770
      31,000 Merrill Lynch & Co., Inc.                             1,176,450
     121,600 Roslyn Bancorp, Inc.                                  2,013,574
   -------------------------------------------------------------------------
                                                                   5,906,794
   -------------------------------------------------------------------------
   Healthcare - Miscellaneous -- 2.4%
      50,000 IGEN International, Inc.*                             1,790,000
   -------------------------------------------------------------------------
   Managed Healthcare Providers -- 3.3%
      28,000 UnitedHealth Group Inc.                               2,546,600
   -------------------------------------------------------------------------
   Multi-Industry -- 2.2%
     116,995 Tyco International Ltd.                               1,691,748
   -------------------------------------------------------------------------
   Pharmaceuticals -- 8.9%
      35,000 Forest Laboratories, Inc.*                            3,429,650
      68,000 IDEC Pharmaceuticals Corp.*                           3,129,360
      30,098 Millennium Pharmaceuticals, Inc.*                       223,929
   -------------------------------------------------------------------------
                                                                   6,782,939
   -------------------------------------------------------------------------
   Semiconductors -- 2.9%
      80,000 Intel Corp.                                           1,384,000
      50,000 Micron Technology, Inc.*                                800,000
   -------------------------------------------------------------------------
                                                                   2,184,000
   -------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections Global Growth Fund
                   | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002


           SHARES                  SECURITY                   VALUE
          ------------------------------------------------------------
          Telecommunications -- 0.4%
             75,000 C-COR.net Corp.*                       $   311,100
          ------------------------------------------------------------
                    TOTAL U.S. EQUITY SEGMENT
                    (Cost -- $73,104,889)                   45,507,523

          ------------------------------------------------------------
          INTERNATIONAL EQUITY SEGMENT -- 38.6%
          Canada -- 0.5%
             30,000 Celestica Inc.*                            414,012
          ------------------------------------------------------------
          Denmark -- 1.8%
             50,000 Novo Nordisk A/S, Class B Shares         1,375,424
          ------------------------------------------------------------
          Finland -- 1.7%
             73,000 Nokia Oyj                                1,210,809
              7,000 Nokia Oyj, Sponsored ADR                   116,340
          ------------------------------------------------------------
                                                             1,327,149
          ------------------------------------------------------------
          France -- 4.0%
             80,000 Axa                                      1,191,494
             14,000 Groupe Danone*                           1,812,541
          ------------------------------------------------------------
                                                             3,004,035
          ------------------------------------------------------------
          Hong Kong -- 4.6%
             83,023 HSBC Holdings PLC                          907,474
            251,000 Hutchison Whampoa Ltd.                   1,544,744
          1,068,000 Li & Fung Ltd.                           1,054,396
          ------------------------------------------------------------
                                                             3,506,614
          ------------------------------------------------------------
          Ireland -- 0.3%
             66,000 Grafton Group PLC, Units                   228,297
          ------------------------------------------------------------
          Japan -- 1.9%
             92,000 Dowa Mining Co., Ltd.                      385,191
                110 NTT DoCoMo, Inc.                           202,501
             20,000 SONY CORP.                                 858,551
          ------------------------------------------------------------
                                                             1,446,243
          ------------------------------------------------------------
          Mexico -- 1.6%
            558,933 Wal-Mart de Mexico S.A. de CV            1,202,983
          ------------------------------------------------------------
          Norway -- 1.9%
            200,000 Tomra Systems ASA                        1,461,949
          ------------------------------------------------------------
          Singapore -- 4.6%
            202,000 Singapore Press Holdings Ltd.            2,263,690
            160,000 Venture Manufacturing (Singapore) Ltd.   1,195,348
          ------------------------------------------------------------
                                                             3,459,038
          ------------------------------------------------------------
          Sweden -- 2.2%
            120,000 Securitas AB, Class B Shares             1,665,669
          ------------------------------------------------------------
          Switzerland -- 6.8%
             70,000 Mettler-Toledo International Inc.*       2,096,500
             80,000 Novartis AG                              3,043,449
          ------------------------------------------------------------
                                                             5,139,949
          ------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002


  SHARES                                           SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------
United Kingdom -- 6.7%
    70,502 BP PLC                                                                                   $   451,899
   348,500 Capita Group PLC                                                                           1,220,414
    41,000 Lloyds TSB Group PLC                                                                         352,535
   434,203 Serco Group PLC                                                                            1,014,823
   194,000 Taylor Nelson Sofres PLC                                                                     424,606
 1,002,766 Vodafone Group PLC                                                                         1,610,785
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,075,062
---------------------------------------------------------------------------------------------------------------
           TOTAL INTERNATIONAL EQUITY SEGMENT
           (Cost -- $52,210,125)                                                                     29,306,424

---------------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $125,315,014)                                                                    74,813,947

---------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                           SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
$1,136,000 State Street Bank and Trust Co., 1.800% due 11/1/02; Proceeds at maturity -- $1,136,057;
             (Fully collateralized by U.S. Treasury Notes, 8.500% due 2/15/20;
             Market value -- $1,160,716) (Cost -- $1,136,000)                                         1,136,000

---------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $126,451,014**)                                                                 $75,949,947

---------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


13 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                OCTOBER 31, 2002



   ASSETS:
      Investments, at value (Cost -- $126,451,014)                $ 75,949,947
      Receivable for securities sold                                   422,127
      Dividends and interest receivable                                 63,969
      Receivable for Fund shares sold                                    6,473
   -----------------------------------------------------------------------------
      Total Assets                                                  76,442,516
   -----------------------------------------------------------------------------
   LIABILITIES:
      Payable to bank                                                  228,637
      Payable for Fund shares purchased                                220,951
      Management fee payable                                            54,261
      Distribution fees payable                                         32,623
      Accrued expenses                                                 140,150
   -----------------------------------------------------------------------------
      Total Liabilities                                                676,622
   -----------------------------------------------------------------------------
   Total Net Assets                                               $ 75,765,894

   -----------------------------------------------------------------------------
   NET ASSETS:
      Par value of capital shares                                 $     13,167
      Capital paid in excess of par value                          178,483,773
      Accumulated net investment loss                                 (560,968)
      Accumulated net realized loss from security transactions     (51,675,260)
      Net unrealized depreciation of investments and foreign
        currencies                                                 (50,494,818)
   -----------------------------------------------------------------------------
   Total Net Assets                                               $ 75,765,894

   -----------------------------------------------------------------------------
   Shares Outstanding:
      Class A                                                        1,317,463
      ----------------------------------------------------------------------
      Class B                                                        1,829,211
      ----------------------------------------------------------------------
      Class L                                                       10,020,806
      ----------------------------------------------------------------------
   Net Asset Value:
      Class A (and redemption price)                                     $5.84
      ----------------------------------------------------------------------
      Class B *                                                          $5.74
      ----------------------------------------------------------------------
      Class L **                                                         $5.74
      ----------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net asset value
        per share)                                                       $6.15
      ----------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value
        per share)                                                       $5.80

   -----------------------------------------------------------------------------
 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


14 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED OCTOBER 31, 2002


 INVESTMENT INCOME:
    Dividends                                                    $    412,551
    Interest                                                            9,458
    Less: Foreign withholding tax                                     (25,698)
 -----------------------------------------------------------------------------
    Total Investment Income                                           396,311
 -----------------------------------------------------------------------------
 EXPENSES:
    Distribution fees (Note 2)                                        408,658
    Management fee (Note 2)                                           352,363
    Shareholder and system servicing fees                              97,007
    Registration fees                                                  30,246
    Custody                                                            25,891
    Shareholder communications                                         19,408
    Audit and legal                                                    18,814
    Directors' fees                                                     6,856
    Other                                                               2,898
 -----------------------------------------------------------------------------
    Total Expenses                                                    962,141
 -----------------------------------------------------------------------------
 Net Investment Loss                                                 (565,830)
 -----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES (NOTE 3):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)     (19,249,264)
      Foreign currency transactions                                     9,297
 -----------------------------------------------------------------------------
    Net Realized Loss                                             (19,239,967)
 -----------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions                                        (5,904,666)
      Foreign currency transactions                                     4,785
 -----------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                        (5,899,881)
 -----------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (25,139,848)
 -----------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(25,705,678)
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended October 31, 2002 (unaudited) and the Year Ended April 30, 2002

                                                     October 31     April 30
 ------------------------------------------------------------------------------
 OPERATIONS:
    Net investment loss                             $   (565,830) $ (2,335,733)
    Net realized loss                                (19,239,967)  (26,004,390)
    Increase in net unrealized depreciation           (5,899,881)  (11,743,499)
 ------------------------------------------------------------------------------
    Decrease in Net Assets From Operations           (25,705,678)  (40,083,622)
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                     --            --
 ------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to
      Shareholders                                            --            --
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 11):
    Net proceeds from sale of shares                   1,639,623     9,019,527
    Cost of shares reacquired                        (17,152,496)  (55,568,833)
 ------------------------------------------------------------------------------
    Decrease in Net Assets From Fund Share
      Transactions                                   (15,512,873)  (46,549,306)
 ------------------------------------------------------------------------------
 Decrease in Net Assets                              (41,218,551)  (86,632,928)

 NET ASSETS:
    Beginning of period                              116,984,445   203,617,373
 ------------------------------------------------------------------------------
    End of period*                                  $ 75,765,894  $116,984,445
 ------------------------------------------------------------------------------
 * Includes accumulated net investment loss of:        $(560,968)      $(4,435)
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


16 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Premier Selections Global Growth Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Large Cap Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fee and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $2,335,115 was reclassified to paid-in capital. Net investment loss, net realized loss and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.80% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended October 31, 2002, the Portfolio paid transfer agent fees of $45,186 to CTB.

17 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2002, SSB and its affiliates received sales charges of approximately $7,000 and $5,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended October 31, 2002, CDSCs paid to SSB and its affiliates for Class B shares were approximately $31,000.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2002, total Distribution Plan fees were as follows:

                                              Class A Class B Class L
----------------------------------------------------------------------
Distribution Plan Fees                        $10,598 $59,662 $338,398
---------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


-------------------------------------------------------------------------------
Purchases                                                           $ 1,737,138
-------------------------------------------------------------------------------
Sales                                                                17,809,321
-------------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $  6,362,842
Gross unrealized depreciation                                      (56,863,909)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $(50,501,067)
-------------------------------------------------------------------------------

18 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2002, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Portfolio did not have any securities on loan.

19 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2002, the Portfolio did not enter into any written call or put option contracts.

9. Securities Traded on a When-Issued Basis

The Portfolio may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Beginning on the date the Portfolio enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $16,160,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                                             2009       2010
--------------------------------------------------------------------------------
Carryforward amounts                                      $2,213,000 $13,947,000
-------------------------------------------------------------------------------

20 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

11. Capital Shares

At October 31, 2002, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                              Six Months Ended             Year Ended
                              October 31, 2002           April 30, 2002
                          ------------------------  ------------------------
                            Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------
Class A
Shares sold                  116,388  $    705,785     397,778  $  3,423,430
Shares reacquired           (230,018)   (1,379,366)   (803,005)   (6,863,141)
-----------------------------------------------------------------------------
Net Decrease                (113,630) $   (673,581)   (405,227) $ (3,439,711)

-----------------------------------------------------------------------------
Class B
Shares sold                   83,370  $    507,797     308,653  $  2,649,836
Shares reacquired           (322,250)   (1,926,371)   (680,668)   (5,720,786)
-----------------------------------------------------------------------------
Net Decrease                (238,880) $ (1,418,574)   (372,015) $ (3,070,950)

-----------------------------------------------------------------------------
Class L
Shares sold                   70,234  $    426,041     341,038  $  2,946,261
Shares reacquired         (2,281,033)  (13,846,759) (5,072,524)  (42,984,906)
-----------------------------------------------------------------------------
Net Decrease              (2,210,799) $(13,420,718) (4,731,486) $(40,038,645)

-----------------------------------------------------------------------------


21 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class A Shares                                      2002/(1)(2)/ 2002/(2)/  2001/(2)(3)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $  7.52     $   9.64    $  11.40
-----------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                  (0.02)       (0.07)      (0.06)
  Net realized and unrealized loss                     (1.66)       (2.05)      (1.70)
-----------------------------------------------------------------------------------------
Total Loss From Operations                             (1.68)       (2.12)      (1.76)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $5.84     $   7.52       $9.64
-----------------------------------------------------------------------------------------
Total Return                                          (22.34)%++   (21.99)%    (15.44)%++
-----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $7,693      $10,768     $17,701
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                        1.57%+       1.35%       1.36%+
  Interest expense                                        --           --        0.01+
  Total expenses                                        1.57+        1.35        1.37+
  Net investment loss                                  (0.66)+      (0.84)      (0.69)+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    2%           2%         11%
-----------------------------------------------------------------------------------------

(1) For the six months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


22 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class B Shares                                           2002/(1)(2)/  2002/(2)/  2001/(2)(3)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   7.43     $   9.58    $  11.40
-----------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                        (0.05)       (0.13)      (0.13)
  Net realized and unrealized loss                           (1.64)       (2.02)      (1.69)
-----------------------------------------------------------------------------------------------
Total Loss From Operations                                   (1.69)       (2.15)      (1.82)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $5.74     $   7.43       $9.58
-----------------------------------------------------------------------------------------------
Total Return                                                (22.75)%++   (22.44)%    (15.96)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                           $10,504      $15,359     $23,375
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                              2.29%+       2.04%       2.11%+
  Interest expense                                              --           --        0.01+
  Total expenses                                              2.29+        2.04        2.12+
  Net investment loss                                        (1.39)       (1.54)      (1.45)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          2%           2%         11%
-----------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


23 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class L Shares                                            2002/(1)(2)/   2002/(2)/   2001/(2)(3)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   7.43      $   9.58     $   11.40
--------------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                        (0.04)        (0.13)        (0.12)
  Net realized and unrealized loss                           (1.65)        (2.02)        (1.70)
--------------------------------------------------------------------------------------------------
Total Loss From Operations                                   (1.69)        (2.15)        (1.82)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $5.74      $   7.43         $9.58
--------------------------------------------------------------------------------------------------
Total Return                                                (22.75)%++    (22.44)%      (15.96)%++
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                           $57,569       $90,857      $162,541
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                              2.25%+        2.04%         2.07%+
  Interest expense                                              --            --          0.01+
  Total expenses                                              2.25+         2.04          2.08+
  Net investment loss                                        (1.35)+       (1.54)        (1.39)+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          2%           2 %           11%
--------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


24 Smith Barney Premier Selections Global Growth Fund | 2002 Semi-Annual Report
                                to Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND



          DIRECTORS                    INVESTMENT MANAGER
          Paul R. Ades                 Smith Barney Fund
          Herbert Barg                   Management LLC
          Dwight B. Crane
          R. Jay Gerken, Chairman      DISTRIBUTORS
          Frank G. Hubbard             Salomon Smith Barney Inc.
          Jerome H. Miller             PFS Distributors, Inc.
          Ken Miller
                                       CUSTODIAN
          OFFICERS                     State Street Bank and
          R. Jay Gerken                  Trust Company
          President and Chief
          Executive Officer            TRANSFER AGENT
                                       Citicorp Trust Bank, fsb.
          Lewis E. Daidone             125 Broad Street, 11th Floor
          Senior Vice President and    New York, New York 10004
          Chief Administrative Officer
                                       SUB-TRANSFER AGENTS
          Richard L. Peteka            PFPC Global Fund Services
          Chief Financial Officer      P.O. Box 9699
          and Treasurer                Providence, Rhode Island
                                       02940-9699
          Richard A. Freeman, CFA
          Vice President and           Primerica Shareholder Services
          Investment Officer           P.O. Box 9662
                                       Providence, Rhode Island
          Jeffrey J. Russell, CFA      02940-9662
          Vice President and
          Investment Officer

          Kaprel Ozsolak
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Premier Selections Global Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Premier Selections Global Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02106 12/02
                                                                        02-4119

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2002



                                                          [LOGO]
[LOGO] Smith Barney                                     HANSBERGER
       Mutual Funds                                       GLOBAL
Your Serious Money. Professionally Managed./SM/        INVESTORS, INC.


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney Hansberger Global Value Fund



The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers.

                     NASDAQ Symbol
                     -------------
Class A                  SGLAX
Class B                  SGLBX
Class L                  SGLCX


 WHAT'S INSIDE

Shareholder Letter................................  1

Historical Performance............................  4

Fund at a Glance..................................  6

Schedule of Investments...........................  7

Statement of Assets and Liabilities............... 10

Statement of Operations........................... 11

Statements of Changes in Net Assets............... 12

Notes to Financial Statements..................... 13

Financial Highlights.............................. 18

[PHOTO]

R. JAY GERKEN
Chairman

[PHOTO]

THOMAS L. HANSBERGER, CFA, CIC
Chairman and Chief Executive Officer, Hansberger
Global Investors, Inc.


Dear Shareholder,

Enclosed herein is the semi-annual report for the Smith Barney Hansberger Global Value Fund ("Portfolio") for the period ended October 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Portfolio replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Overview
For the six months ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 21.55%. In comparison, the benchmark MSCI ACWI (All Country World Index) Free Index/SM/ ("MSCI ACWI Free")/1/ returned negative 17.63% for the same period.

Investment Strategy
The Portfolio seeks long-term capital growth. The Portfolio invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers./2/ Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants/3/ and rights relating to equity securities. The Portfolio may purchase foreign securities in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign companies.

Portfolio Manager Market Overview
In the several months immediately following the tragic events of September 11, 2001 (prior to the commencement of this reporting period), the recovery in global equity markets appeared to be very positive from our perspective. Supported by generally strong economic data and reductions in interest rates by central banks, many global equity markets staged impressive rallies that lasted well into the spring of 2002.

--------
1The MSCI ACWI Free represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.
2Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.
3Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year to perpetuity.

   1 Smith Barney Hansberger Global Value Fund  | 2002 Semi-Annual Report to
                                 Shareholders

As the year progressed, however, ongoing revelations of alleged misdeeds by managements at a number of high-profile companies in the U.S. and abroad continued to surface. This concern, coupled with weakening global economic indicators and rising geopolitical risks during the reporting period, in turn weakened investor confidence in the equity markets and the companies that comprise them.

The impact on stock markets was swift and sharp, as reflected in poor performances of markets in the U.S., Japan and Europe in particular. Market weakness was broad, impacting all economic sectors and most global stock markets, yet we adhered to our investment philosophy throughout the difficult investment environment. We believe the Portfolio has invested in many of the most favorable value opportunities available at the time of the Portfolio's investment in these holdings.

As a result of the recent market correction, value opportunities have emerged in our view. The Portfolio's top 10 holdings are reflective of this fact. Generally speaking, we have continued to find what we perceive to be the most appealing opportunities in Europe, the United Kingdom, the Pacific Rim (excluding Japan) and in the emerging markets regions. While each of these regions has its own merits, we recently considered the developed and developing markets in Asia to be among the most interesting. Asian economies and companies restructured their balance sheets and improved their cost structures following a crisis affecting the region in 1997. In our opinion, many companies in this region have the desirable combination of a positive fundamental outlook and favorable valuations. One example of an Asian-domiciled company in the Portfolio where we have maintained a favorable long-term view is Singapore Airlines Ltd.

The Portfolio maintained an underweight position in the U.S. equity markets compared to its benchmark, MSCI ACWI Free. However, we made a number of additions of U.S. equity holdings to the Portfolio over the past several months as we felt valuations of U.S. equity opportunities became more compelling. As stock markets in the U.S. dropped, we responded by seizing the opportunity to invest in what we considered to be high-quality companies with solid financial positions and favorable long-term earnings prospects. Until the retreat in their stock prices during the period, we previously had deemed many of these companies to be too expensive for investment. For example, the recent retreat in the shares of Home Depot Inc. enabled us to invest in shares of this company at valuations that we have not seen for many years (we long believed in the long-term prospects for the do-it-yourself home improvement market in the U.S.).

Portfolio Manager Market Outlook
Our investment approach is to invest in equities of companies as opposed to the general stock markets. Put another way, we employ a "bottom-up"/4/ approach that focuses on company-specific fundamentals, as opposed to "top-down"/5/ economic forecasts. As "bottom-up" investors, our disciplined research and investment process requires us to analyze investments and potential investments over a long-term horizon, and to assess a company's ability to generate earnings over an economic cycle. It also requires us to assess the ability of managements to guide their companies during good and bad economic and market conditions. We are also "value-oriented" investors that seek to invest in stock of companies whose shares are trading at low prices relative to the companies' earnings, cash flow and (or) net worth.

We believe there is a silver lining to what has been a painful equity market correction over the past two years. As stock markets around the world have declined, stock prices of what we consider to be many of the world's highest-quality companies have fallen. In our opinion, this sell-off has presented an opportunity for the Portfolio to invest in equities of many companies trading at extremely favorable valuations. When economies and stock markets eventually recover, we believe many of these companies will be well positioned to benefit.

--------
4Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
5Top-down refers to an investing style that begins with an assessment of trends in the general economy, followed by selecting those investments that the manager believes will most likely benefit from those trends.

   2 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

Following another difficult year, we maintain a positive view on the long-term prospects for global equities. As we have previously stated, the Portfolio's investments may not be immune to overall market weakness, but we believe that the Portfolio is positioned in what our analysis deems to be well-managed companies with solid long-term fundamentals.

Thank you for your investment in the Smith Barney Hansberger Global Value Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman
                                        /s/ Thomas L. Hansberger
                                        Thomas L. Hansberger, CFA, CIC
                                        Chairman and Chief Executive Officer
                                        Hansberger Global Investors, Inc.

November 14, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of October 31, 2002 and are subject to change.



   3 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)+/
--------------------------------------------------------------------------
10/31/02                        $10.86    $ 8.52     $0.00      (21.55)%++
-------------------------------------------------------------------------
4/30/02                          11.79     10.86      0.03       (7.61)
-------------------------------------------------------------------------
4/30/01                          13.14     11.79      0.02      (10.10)
-------------------------------------------------------------------------
4/30/00                          12.00     13.14      0.03        9.75
-------------------------------------------------------------------------
4/30/99                          12.99     12.00      0.12       (6.56)
-------------------------------------------------------------------------
Inception* -- 4/30/98            11.40     12.99      0.02       14.13++
-------------------------------------------------------------------------
Total                                                $0.22
-------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)+/
--------------------------------------------------------------------------
10/31/02                        $10.66    $ 8.33     $0.00      (21.86)%++
-------------------------------------------------------------------------
4/30/02                          11.62     10.66      0.00       (8.26)
-------------------------------------------------------------------------
4/30/01                          13.03     11.62      0.00      (10.82)
-------------------------------------------------------------------------
4/30/00                          11.97     13.03      0.00        8.86
-------------------------------------------------------------------------
4/30/99                          12.96     11.97      0.04       (7.27)
-------------------------------------------------------------------------
Inception* -- 4/30/98            11.40     12.96      0.02       13.87++
-------------------------------------------------------------------------
Total                                                $0.06
-------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)+/
--------------------------------------------------------------------------
10/31/02                        $10.65    $ 8.33     $0.00      (21.78)%++
-------------------------------------------------------------------------
4/30/02                          11.62     10.65      0.00       (8.35)
-------------------------------------------------------------------------
4/30/01                          13.02     11.62      0.00      (10.75)
-------------------------------------------------------------------------
4/30/00                          11.97     13.02      0.00        8.77
-------------------------------------------------------------------------
4/30/99                          12.96     11.97      0.04       (7.27)
-------------------------------------------------------------------------
Inception* -- 4/30/98            11.40     12.96      0.02       13.87++
-------------------------------------------------------------------------
Total                                                $0.06
-------------------------------------------------------------------------


   4 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES



                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)+/
--------------------------------------------------------------------------
10/31/02                        $10.87    $ 8.55     $0.00      (21.34)%++
-------------------------------------------------------------------------
4/30/02                          11.81     10.87      0.09       (7.16)
-------------------------------------------------------------------------
4/30/01                          13.16     11.81      0.08       (9.64)
-------------------------------------------------------------------------
4/30/00                          12.03     13.16      0.08       10.07
-------------------------------------------------------------------------
4/30/99                          13.00     12.03      0.15       (6.17)
-------------------------------------------------------------------------
Inception* -- 4/30/98            12.44     13.00      0.00        4.50++
-------------------------------------------------------------------------
Total                                                $0.40
-------------------------------------------------------------------------
It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                   Without Sales Charges/(1)/
                               -----------------------------------
                               Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Six Months Ended 10/31/02++    (21.55)% (21.86)% (21.78)% (21.34)%
-----------------------------------------------------------------
Year Ended 10/31/02            (13.86)  (14.48)  (14.39)  (13.33)
-----------------------------------------------------------------
Inception* through 10/31/02     (5.42)   (6.14)   (6.14)   (7.19)
-----------------------------------------------------------------

                                     With Sales Charges/(2)/
                               -----------------------------------
                               Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Six Months Ended 10/31/02++    (25.46)% (25.76)% (23.36)% (21.34)%
-----------------------------------------------------------------
Year Ended 10/31/02            (18.15)  (18.75)  (16.11)  (13.33)
-----------------------------------------------------------------
Inception* through 10/31/02     (6.41)   (6.33)   (6.34)   (7.19)
-----------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                         Without Sales Charges/(1)/
-------------------------------------------------------------------
Class A (Inception* through 10/31/02)                  (23.73)%
-----------------------------------------------------------------
Class B (Inception* through 10/31/02)                  (26.52)
-----------------------------------------------------------------
Class L (Inception* through 10/31/02)                  (26.52)
-----------------------------------------------------------------
Class Y (Inception* through 10/31/02)                  (29.30)
-----------------------------------------------------------------
(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


   5 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND AT A GLANCE (UNAUDITED)

Value of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Hansberger Global Value Fund vs. MSCI ACWI Free+
--------------------------------------------------------------------------------
                         December 1997 -- October 2002

                                    [CHART]

              Smith Barney    Smith Barney     Smith Barney
               Hansberger      Hansberger       Hansberger
                 Global          Global           Global
              Value Fund -    Value Fund -     Value Fund -          MSCI
                Class A         Class B          Class L             ACWI
  Date           Shares          Shares           Shares             Free
------------  ------------    ------------     ------------    ----------------
Dec 19, 1997       9,500         10,000           9,896             10,000
    Apr 1998      10,843         11,387          11,268             11,643
    Apr 1999      10,131         10,559          10,449             13,399
    Apr 2000      11,119         11,494          11,366             15,140
    Apr 2001       9,996         10,250          10,144             11,832
    Apr 2002       9,235          9,404           9,297              9,256
Oct 31, 2002       7,245          7,275           7,272              7,624


+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The MSCI ACWI (All Country World Index) Free Index/SM/ ("MSCI ACWI Free") includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               TOP TEN HOLDINGS*#


                  1. International Business Machines Corp. 2.6%
                  2. Unilever PLC......................... 2.6
                  3. HSBC Holdings PLC.................... 2.4
                  4. Kingfisher PLC....................... 2.3
                  5. Standard Chartered PLC............... 2.2
                  6. Axa.................................. 2.2
                  7. DBS Group Holdings Ltd............... 2.1
                  8. Verizon Communications Inc........... 2.0
                  9. Pharmacia Corp....................... 2.0
                 10. Deere & Co........................... 1.9

* All information is as of October 31, 2002. Please note that Portfolio holdings are subject to change.
# As a percentage of total stocks.
++As a percentage of total investments.

                            INVESTMENT ALLOCATION*++



[CHART]


North America         42.6%
South America          1.2%
Europe                32.2%
Asia/Pacific          20.5%
Repurchase Agreement   3.5%




   6 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            OCTOBER 31, 2002


 SHARES                         SECURITY                             VALUE
 -----------------------------------------------------------------------------
 STOCK -- 96.5%
 Brazil -- 1.2%
  67,000 Companhia Vale do Rio Doce ADR (a)                       $  1,708,500
 -----------------------------------------------------------------------------
 France -- 7.9%
 199,000 Arcelor (a)(b)                                              2,145,687
 190,000 Axa                                                         2,829,798
 100,000 European Aeronautic Defence and Space Co. (a)               1,102,942
  10,000 Groupe Danone                                               1,294,672
  57,000 Suez S.A.                                                     999,912
  17,000 TotalFinaElf S.A.                                           2,337,032
 -----------------------------------------------------------------------------
                                                                    10,710,043
 -----------------------------------------------------------------------------
 Germany -- 2.0%
  32,000 E.On AG                                                     1,432,639
  35,000 Volkswagen AG                                               1,316,860
 -----------------------------------------------------------------------------
                                                                     2,749,499
 -----------------------------------------------------------------------------
 Hong Kong -- 4.5%
 285,581 HSBC Holdings PLC (a)                                       3,121,514
 360,600 Hutchinson Whampoa Ltd.                                     2,219,262
 260,000 Wing Hang Bank Ltd.                                           833,403
 -----------------------------------------------------------------------------
                                                                     6,174,179
 -----------------------------------------------------------------------------
 Italy -- 1.3%
 125,000 ENI S.p.A. (a)                                              1,731,995
 -----------------------------------------------------------------------------
 Japan -- 8.5%
  62,300 Lawson, Inc.                                                1,542,720
  25,000 Mabuchi Motor Co., Ltd.                                     2,215,615
 550,000 Mazda Motor Corp. (a)                                       1,227,549
 143,000 Omron Corp.                                                 1,688,999
  43,000 Promise Co., Ltd.                                           1,390,543
  16,000 Rohm Co. Ltd.                                               2,010,997
  34,000 Sony Corp.                                                  1,459,537
 -----------------------------------------------------------------------------
                                                                    11,535,960
 -----------------------------------------------------------------------------
 Mexico -- 2.0%
  60,055 Cemex S.A. de C.V. ADR                                      1,217,315
  49,000 Telefonos de Mexico S.A. de C.V. ADR, Class L Shares (a)    1,494,500
 -----------------------------------------------------------------------------
                                                                     2,711,815
 -----------------------------------------------------------------------------
 Netherlands -- 2.7%
  40,000 Akzo Nobel N.V.                                             1,193,866
  60,000 DSM N.V.                                                    2,532,023
 -----------------------------------------------------------------------------
                                                                     3,725,889
 -----------------------------------------------------------------------------
 Singapore -- 3.9%
 390,000 DBS Group Holdings Ltd.                                     2,737,074
 406,000 Singapore Airlines Ltd.                                     2,527,662
 -----------------------------------------------------------------------------
                                                                     5,264,736
 -----------------------------------------------------------------------------
 South Korea -- 2.7%
  44,000 Kookmin Bank ADR                                            1,423,400
  37,000 POSCO ADR                                                     855,810
  10,000 Samsung Electronics Co., Ltd. GDR (c)                       1,427,500
 -----------------------------------------------------------------------------
                                                                     3,706,710
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


   7 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002

 SHARES                          SECURITY                             VALUE
--------------------------------------------------------------------------------
Spain -- 1.0%
153,000   Telefonica, S.A.                                         $  1,448,590
--------------------------------------------------------------------------------
Switzerland -- 5.4%
   11,800 Nestle S.A., Registered B Shares                            2,523,616
   39,000 Novartis AG                                                 1,483,681
   25,000 Roche Holding AG                                            1,765,322
    5,200 Swisscom AG                                                 1,542,537
--------------------------------------------------------------------------------
                                                                      7,315,156
--------------------------------------------------------------------------------
Thailand -- 0.9%
1,500,000 Advanced Info Service Public Co. Ltd.                       1,212,051
--------------------------------------------------------------------------------
United Kingdom -- 11.9%
  194,000 Amersham PLC                                                1,749,983
   76,504 GlaxoSmithKline PLC                                         1,459,151
  223,448 GUS PLC                                                     2,017,366
  871,870 Kingfisher PLC                                              3,046,390
  179,684 Lloyds TSB Group PLC                                        1,544,998
  252,819 Standard Chartered PLC                                      2,940,620
  350,000 Unilever PLC                                                3,455,395
--------------------------------------------------------------------------------
                                                                     16,213,903
--------------------------------------------------------------------------------
United States -- 40.6%
  809,000 The AES Corp. (a)(b)                                        1,431,930
   70,000 Albertson's Inc.                                            1,561,700
   37,000 American International Group, Inc.                          2,314,350
  102,000 Applera Corp. - Applied Biosystems Group                    2,063,460
  365,000 AT&T Wireless Services Inc. (b)                             2,507,550
   33,000 Bank of America Corp.                                       2,303,400
   64,500 Baxter International Inc.                                   1,613,790
   85,000 Best Buy Co., Inc. (b)                                      1,751,850
   50,000 Caterpillar, Inc.                                           2,042,500
   55,000 Deere & Co.                                                 2,551,450
  113,000 Electronic Data Systems Corp.                               1,701,780
  192,000 The Gap, Inc.                                               2,259,840
   51,000 The Home Depot, Inc.                                        1,472,880
   44,000 International Business Machines Corp.                       3,473,360
   99,200 J.P. Morgan Chase & Co.                                     2,058,400
  104,000 McDonald's Corp.                                            1,883,440
   40,000 Merrill Lynch & Co., Inc.                                   1,518,000
   83,000 MetLife, Inc.                                               1,982,040
   47,000 Microsoft Corp. (b)                                         2,513,090
   12,453 Monsanto Co.                                                  205,848
   45,600 NCR Corp. (a)(b)                                            1,014,144
   61,000 Pharmacia Corp.                                             2,623,000
   50,000 Schlumberger Ltd.                                           2,005,500
  144,000 Teradyne, Inc. (b)                                          1,743,840
  250,000 Unisys Corp. (b)                                            2,182,500
   70,740 Verizon Communications Inc.                                 2,671,142
  125,000 The Walt Disney Co.                                         2,087,500
   51,600 Wyeth                                                       1,728,600
--------------------------------------------------------------------------------
                                                                     55,266,884
--------------------------------------------------------------------------------
          TOTAL STOCK
          (Cost -- $149,823,417)                                    131,475,910
================================================================================

                      See Notes to Financial Statements.


   8 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                OCTOBER 31, 2002


   FACE
  AMOUNT                          SECURITY                             VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
$4,746,000 State Street Corp., 1.800% due 11/1/02; Proceeds at
             maturity -- $4,746,237; (Fully collateralized by
             U.S. Treasury Bonds, 8.500% due 2/15/20; Market
             value -- $4,842,249) (Cost -- $4,746,000)              $  4,746,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $154,569,417*)                                  $136,221,910
================================================================================

(a)All or a portion of this security is on loan (See Note 7).
(b)Non-income producing security.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ADR -- American Depository Receipt.
  GDR -- Global Depository Receipt.

                      See Notes to Financial Statements.


   9 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                OCTOBER 31, 2002

ASSETS:
   Investments, at value (Cost -- $154,569,417)                         $136,221,910
   Cash                                                                          842
   Collateral for securities on loan (Note 7)                             10,567,830
   Dividends and interest receivable                                         565,040
   Receivable for Fund shares sold                                             5,471
--------------------------------------------------------------------------------------
   Total Assets                                                          147,361,093
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                                10,567,830
   Payable for Fund shares purchased                                       1,007,805
   Management fee payable                                                    144,433
   Distribution fees payable                                                   6,122
   Accrued expenses                                                           81,388
--------------------------------------------------------------------------------------
   Total Liabilities                                                      11,807,578
--------------------------------------------------------------------------------------
Total Net Assets                                                        $135,553,515
--------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                          $     15,902
   Capital paid in excess of par value                                   200,977,946
   Undistributed net investment income                                       951,265
   Accumulated net realized loss on security transactions                (48,072,599)
   Net unrealized depreciation of investments and foreign currencies     (18,318,999)
--------------------------------------------------------------------------------------
Total Net Assets                                                        $135,553,515
--------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                   651,225
--------------------------------------------------------------------------------------
   Class B                                                                 1,195,600
--------------------------------------------------------------------------------------
   Class L                                                                   411,978
--------------------------------------------------------------------------------------
   Class Y                                                                13,643,690
--------------------------------------------------------------------------------------
Net Asset Value:
   Class A                                                                     $8.52
--------------------------------------------------------------------------------------
   Class B *                                                                   $8.33
--------------------------------------------------------------------------------------
   Class L **                                                                  $8.33
--------------------------------------------------------------------------------------
   Class Y                                                                     $8.55
--------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)           $8.97
--------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)           $8.41
--------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from the initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


   10 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED OCTOBER 31, 2002


 INVESTMENT INCOME:
    Dividends                                                    $  1,617,675
    Interest                                                           45,337
    Less: Foreign withholding tax                                    (109,815)
 -----------------------------------------------------------------------------
    Total Investment Income                                         1,553,197
 -----------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                           737,013
    Distribution fees (Note 2)                                         86,489
    Shareholder and system servicing fees                              19,410
    Registration fees                                                  16,094
    Audit and legal                                                    16,003
    Custody                                                            12,796
    Shareholder communications                                          7,175
    Directors' fees                                                     5,493
    Other                                                               8,678
 -----------------------------------------------------------------------------
    Total Expenses                                                    909,151
 -----------------------------------------------------------------------------
 Net Investment Income                                                644,046
 -----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 3):
    Realized Loss From:
      Security transactions (excluding short-term securities)     (16,533,682)
      Foreign currency transactions                                  (108,992)
 -----------------------------------------------------------------------------
    Net Realized Loss                                             (16,642,674)
 -----------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) From:
      Security transactions                                       (22,207,061)
      Foreign currency transactions                                    19,725
 -----------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                       (22,187,336)
 -----------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (38,830,010)
 -----------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(38,185,964)
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Hansberger Global Value Fund  | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended October 31, 2002 (unaudited) and the Year Ended April 30, 2002

                                                                    October 31     April 30
----------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    644,046  $  1,437,404
   Net realized loss                                                (16,642,674)   (6,188,911)
   Increase in net unrealized depreciation                          (22,187,336)  (10,828,303)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                           (38,185,964)  (15,579,810)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --    (1,399,646)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                 --    (1,399,646)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                   3,160,489    24,128,595
   Net asset value of shares issued for reinvestment of dividends            --        22,284
   Cost of shares reacquired                                        (15,130,549)  (39,108,212)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions              (11,970,060)  (14,957,333)
---------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (50,156,024)  (31,936,789)
NET ASSETS:
   Beginning of period                                              185,709,539   217,646,328
---------------------------------------------------------------------------------------------
   End of period*                                                  $135,553,515  $185,709,539
=============================================================================================
* Includes undistributed net investment income of:                     $951,265      $416,211
=============================================================================================

                      See Notes to Financial Statements.


   12 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each class; management fee and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (l) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


   13 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.95% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. SBFM pays Hansberger a fee of 0.50% of the average daily net assets of the Portfolio, for the services Hansberger provides as sub-investment adviser. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended October 31, 2002, the Portfolio paid transfer agent fees of $11,244 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2002, CDSC's paid to SSB and sales charges received by SSB were approximately:

                                    Class A Class B Class L
-----------------------------------------------------------
CDSCs                                   --  $9,000      --
-----------------------------------------------------------
Sales charges                       $2,000      --  $2,000
-----------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended October 31, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                Class A Class B Class L
-------------------------------------------------------
Distribution Plan Fees          $8,219  $58,375 $19,895
-------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


   14 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

3. Investments

During the six months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------
Purchases                 $34,375,086
-------------------------------------
Sales                      45,877,891
-------------------------------------

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $  6,790,788
Gross unrealized depreciation                (25,138,295)
---------------------------------------------------------
Net unrealized depreciation                 $(18,347,507)
---------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended October 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.


   15 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolio did not hold any futures contracts.

6. Concentration of Risk

The Portfolio's investments in foreign securities may involve risks not present in domestic investments.

Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Portfolio loaned stocks having a market value of $10,022,501. The Portfolio received cash collateral amounting to $10,567,830, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Portfolio from securities lending for the six months ended October 31, 2002 was $11,445.

   16 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

8. Capital Loss Carryforward

At April 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $31,539,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Portfolio is indicated below. Expiration occurs on April 30 of the year indicated:

                                             2006      2007       2008       2010
-------------------------------------------------------------------------------------
Carryforward Amounts                       $547,000 $1,489,000 $3,985,000 $25,518,000
-------------------------------------------------------------------------------------

9. Capital Shares

At October 31, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Six Months Ended             Year Ended
                                  October 31, 2002           April 30, 2002
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                      173,491  $  1,869,378   2,087,068  $ 21,297,374
Shares issued on reinvestment         --            --       2,067        22,284
Shares reacquired               (231,834)   (2,365,054) (2,258,920)  (23,379,159)
---------------------------------------------------------------------------------
Net Decrease                     (58,343) $   (495,676)   (169,785) $ (2,059,501)
---------------------------------------------------------------------------------
Class B
Shares sold                       22,100  $    210,780      42,327  $    446,419
Shares issued on reinvestment         --            --          --            --
Shares reacquired               (139,635)   (1,269,505)   (490,881)   (5,242,777)
---------------------------------------------------------------------------------
Net Decrease                    (117,535) $ (1,058,725)   (448,554) $ (4,796,358)
---------------------------------------------------------------------------------
Class L
Shares sold                       44,105  $    428,824      56,799  $    611,385
Shares issued on reinvestment         --            --          --            --
Shares reacquired                (71,584)     (664,795)   (141,803)   (1,519,724)
---------------------------------------------------------------------------------
Net Decrease                     (27,479) $   (235,971)    (85,004) $   (908,339)
---------------------------------------------------------------------------------
Class Y
Shares sold                       67,717  $    651,507     166,587  $  1,773,417
Shares issued on reinvestment         --            --          --            --
Shares reacquired             (1,083,673)  (10,831,195)   (812,006)   (8,966,552)
---------------------------------------------------------------------------------
Net Decrease                  (1,015,956) $(10,179,688)   (645,419) $ (7,193,135)
---------------------------------------------------------------------------------

   17 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                             2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998/(3)/
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                       $10.86       $11.79    $13.14    $12.00    $12.99    $11.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                   0.03         0.04      0.05      0.06      0.37      0.05
 Net realized and unrealized gain (loss)     (2.37)       (0.94)    (1.38)     1.11     (1.24)     1.56
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.34)       (0.90)    (1.33)     1.17     (0.87)     1.61
----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --        (0.03)    (0.02)    (0.03)    (0.12)    (0.02)
----------------------------------------------------------------------------------------------------------
Total Distributions                             --        (0.03)    (0.02)    (0.03)    (0.12)    (0.02)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 8.52       $10.86    $11.79    $13.14    $12.00    $12.99
----------------------------------------------------------------------------------------------------------
Total Return                                (21.55)%++    (7.61)%  (10.10)%    9.75%    (6.56)%   14.13%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $5,551       $7,704   $10,367   $18,339   $16,974   $27,478
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                                1.41%+       1.56%     1.49%     1.42%     1.55%     1.71%+
 Net investment income                        0.58+        0.35      0.39      0.48      3.42      1.25+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%          43%      74 %       50%       28%        1%
----------------------------------------------------------------------------------------------------------

Class B Shares                            2002/(1)(2)/  2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998/(3)/
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                       $10.66       $11.62    $13.03    $11.97    $12.96    $11.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(4)/           (0.01)       (0.04)    (0.05)    (0.04)     0.29      0.02
 Net realized and unrealized gain (loss)     (2.32)       (0.92)    (1.36)     1.10     (1.24)     1.56
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.33)       (0.96)    (1.41)     1.06     (0.95)     1.58
----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --           --        --        --     (0.04)    (0.02)
----------------------------------------------------------------------------------------------------------
Total Distributions                             --           --        --        --     (0.04)    (0.02)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 8.33       $10.66    $11.62    $13.03    $11.97    $12.96
----------------------------------------------------------------------------------------------------------
Total Return                                (21.86)%++    (8.26)%  (10.82)%    8.86%    (7.27)%   13.87%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $9,961      $13,993   $20,476   $32,024   $33,316   $45,526
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                                2.18%+       2.31%     2.29%     2.19%     2.30%     2.48%+
 Net investment income (loss)                (0.18)+      (0.33)    (0.39)    (0.32)     2.66      0.52+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%          43%       74%       50%       28%        1%
----------------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratios would have been as follows:

               Net Investment Income   Expense Ratio
                 Per Share Decrease  Without Fee Waiver
                 -----------------   ------------------
                       1998                 1998
                       ----                 ----
Class A Shares         $0.01                2.09%+
Class B Shares          0.01                2.87+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

   18 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                            2002/(1)(2)/  2002/(2)/  2001/(2)/  2000/(2)/  1999/(2)(3)/   1998/(4)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.65      $11.62     $13.02     $11.97       $12.96         $11.40
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(5)/           (0.01)      (0.04)     (0.05)     (0.04)        0.29           0.02
 Net realized and unrealized gain (loss)     (2.31)      (0.93)     (1.35)      1.09        (1.24)          1.56
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.32)      (0.97)     (1.40)      1.05        (0.95)          1.58
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --          --         --         --        (0.04)         (0.02)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                             --          --         --         --        (0.04)         (0.02)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 8.33      $10.65     $11.62     $13.02       $11.97         $12.96
-------------------------------------------------------------------------------------------------------------------
Total Return                                (21.78)%++   (8.35)%   (10.75)%     8.77%       (7.27)%        13.87%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $3,431      $4,680     $6,094     $8,886       $8,725        $11,060
-------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(5)/                                2.17%+      2.35%      2.29%      2.21%        2.30%          2.49%+
 Net investment income (loss)                (0.17)+     (0.37)     (0.44)     (0.34)        2.67           0.42+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%         43%        74%        50%          28%             1%
-------------------------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from December 19, 1997 (inception date) to April 30, 1998.
(5)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratios would have been as follows:

               Net Investment Income   Expense Ratio
                 Per Share Decrease  Without Fee Waiver
                 -----------------   ------------------
                       1998                 1998
                       ----                 ----
Class L Shares         $0.01                2.88%+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

   19 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class Y Shares                              2002/(1)(2)/ 2002/(2)/  2001/(2)/  2000/(2)/ 1999/(2)/  1998/(3)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.87       $11.81     $13.16     $12.03    $13.00     $12.44
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                     0.05         0.10       0.10       0.11      0.40       0.00*
 Net realized and unrealized gain (loss)       (2.37)       (0.95)     (1.37)      1.10     (1.22)      0.56
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.32)       (0.85)     (1.27)      1.21     (0.82)      0.56
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            --        (0.09)     (0.08)     (0.08)    (0.15)        --
---------------------------------------------------------------------------------------------------------------
Total Distributions                               --        (0.09)     (0.08)     (0.08)    (0.15)        --
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 8.55       $10.87     $11.81     $13.16    $12.03     $13.00
---------------------------------------------------------------------------------------------------------------
Total Return                                  (21.34)%++    (7.16)%    (9.64)%    10.07%    (6.17)%     4.50%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $116,611     $159,333   $180,709   $185,122  $159,574    $56,414
---------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                                  1.04%+       1.04%      1.06%      1.06%     1.10%      1.47%+
 Net investment income                          0.97+        0.92       0.81       0.81      3.73       1.83+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           23%          43%        74%        50%       28%         1%
---------------------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from March 10, 1998 (inception date) to April 30, 1998.
(4)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratios would have been as follows:

               Net Investment Income   Expense Ratio
                 Per Share Decrease  Without Fee Waiver
                 -----------------   ------------------
                       1998                 1998
                       ----                 ----
Class Y Shares         $0.00*               1.85%+

 *Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

   20 Smith Barney Hansberger Global Value Fund | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND



           DIRECTORS                INVESTMENT MANAGER
           Paul R. Ades             Smith Barney Fund Management LLC
           Herbert Barg
           Dwight B. Crane          SUB-INVESTMENT ADVISER
           R. Jay Gerken, Chairman  Hansberger Global Investors, Inc.
           Frank Hubbard
           Jerome Miller            DISTRIBUTOR
           Ken Miller               Salomon Smith Barney Inc.

           OFFICERS                 CUSTODIAN
           R. Jay Gerken            State Street Bank and Trust Co.
           President and Chief
           Executive Officer        TRANSFER AGENT
                                    Citicorp Trust Bank, fsb.
           Lewis E. Daidone         125 Broad Street, 11th Floor
           Senior Vice President    New York, New York 10004
           and Chief Administrative
           Officer                  SUB-TRANSFER AGENT
                                    PFPC Global Fund Services
           Richard L. Peteka        P.O. Box 9699
           Chief Financial Officer  Providence, Rhode Island
           and Treasurer            02940-9699

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Hansberger Global Value Fund



 This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01490 12/02
                                                                        02-4130